Listing Report:Supplement No. 101 dated Nov 16, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 398623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1984	Debt/Income ratio:	12%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	15y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,572	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	TroveItInc	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
M.D.s Wife to Buy Investment Proper
Purpose of loan:
I purchase and regentrify bargain real estate for middle income families.? Currently, I own several mortgage-free homes, which I can give you references on.? The most recent was purchased for $125,100.00 CASH.? I have one on the market, one that can be placed on the market, and the most recent I am remodeling for my family.

PROPERTY DESCRIPTION:? 3 BR/1BA, 1264 square feet, brick/vinyl siding.? The garage was enclosed, and it can and would be made into a 4 bedroom.? I would convert the enclosed garage to a masterbedroom with a walk-in closet and masterbath.? Asking price is $32,400.00 OR LESS.? aSSESSED OVER $70k.
REPAIRS:? I should be able to have the repairs completed within two weeks which should cost no more than $5,0000.00? I have persons that work inexpensively.
FINANCING:? I have money for the difference and the anticipated and any unforeseen repairs.? Closing Costs are minimal for cash buyers.

My financial situation:

I am a good candidate for this loan because? I am the DEBT-FREE wife of a well-established, DEBT-FREE?physician in Arkansas.? We have several mortgage-free homes, two on the Foxwood Golf Course in Jacksonville.? One is being rented out.? We also own other debt-free real estate, and his personal practice as well.? I do NOT want to use my husband's money.??

Also, I own an upcoming website called:? www.BadBonds.com.

CURRENT MORTGAGE-FREE INVESTMENT PROPERTIES:
http://69.152.184.8/oncoreweb/showdetails.aspx?id=1754798&rn
http://69.152.184.8/oncoreweb/showdetails.aspx?id=1643345&rn=50&pi=3&ref=search
http://69.152.184.8/oncoreweb/showdetails.aspx?id=1829150&rn=49&pi=3&ref=search
http://69.152.184.8/oncoreweb/showdetails.aspx?id=1615144&rn=48&pi=3&ref=search (Marital Property)

*** THESE PROPERTIES ARE MORTGAGE-FREE AND DO NOT INCLUDE OUR CURRENT RESIDENCE, OUR RENTAL NEXT DOOR, THE CLINIC, OR ANOTHER HOUSE ACROSS TOWN. ***

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 402435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$312.22

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2000	Debt/Income ratio:	15%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,971	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wow2001	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards?

My financial situation:
I am a good candidate for this loan because? I have a full time job and may be able to pay 1000 a month.

Monthly net income: $ 40000-50000

Monthly expenses: $
??Housing: $ 150
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.09%	Starting borrower rate/APR:	16.09% / 18.27%	Starting monthly payment:	$158.41

Auction yield range:	6.29% - 15.09%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1968	Debt/Income ratio:	16%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	14	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,512	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	zztopdog	Borrower's state:	Missouri	Borrower's group:	Renewed Financial Horizons
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	760-779 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Dec-2007)
Principal balance:	$1,350.91	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
buy out my snow removal biz partner
Purpose of loan:
This loan will be used to?
buy out my snow removal business partner,who has lost his full time job and is moving to take care of his elderly parents
My financial situation:
I am a good candidate for this loan because? I get over 3,000 a mo. from Ford retirement and social security.
I have made timely payments on a previous prosper loan for a year and 6months and I usually have $900 to$1,000 after my bills each mo.Also I have paid down over $8.000 on my credit cards in the last 18 months By jan.1st they will all be paid off.
Monthly net income: $ 3100

Monthly expenses: $ 2100
??Housing: $ 440
??Insurance: $?400??Car expenses: $ pd?off
??Utilities: $ 100
??Phone, cable, internet: $ 160
??Food, entertainment: $ 400
??Clothing, household expenses $?100
??Credit cards and other loans: $?400??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 421543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$763.81

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-2000	Debt/Income ratio:	58%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,143	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jodir04	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Dec-2007)
Principal balance:	$442.66	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Wanting to get out of Debt FOREVER!
Purpose of loan:
We have worked very hard to get out of debt in the past 4 years.? We were going through a credit counseling agency but want to pay things off on our own without paying them a monthly fee every month just to pay our bills for us.? We would like a loan that will give us one payment and the date of it being paid off in 3 years.? This way our debt is paid off by a set deadline and we can watch our debt dissapear!!

My financial situation:
My family has had some bumps in the past, but has recoved.? I got a substantial raise early this year and my husband will be moved up to a management position at his job within the next 30 days.? We also now own our own home and want to be on stable financial ground.? One payment for all our debt would allow that.? We have never *not* paid something.? I take my debt and bills very seriously.? I want a stable life for my family and financial stability would be a major part of that.?

Monthly net income: $?65,000

Monthly expenses: $
??Housing: $ 1,000
??Insurance: $ 100
??Car expenses: $300
??Utilities: $?150
??Phone, cable, internet: $50
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $?700
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$217.79

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1992	Debt/Income ratio:	52%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 16	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	29y 8m
Amount delinquent:	$68	Revolving credit balance:	$23,595	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-hyperdrive	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
putting in a new kitchen
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i have good stedy job been ther 30 years

Monthly net income: $ 2,800

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 150.00
??Car expenses: $ none
??Utilities: $ 75.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 430717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$176.42

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1994	Debt/Income ratio:	35%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	8y 2m
Amount delinquent:	$228	Revolving credit balance:	$11,606	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mikenzane	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car loan
Purpose of loan:
This loan will be used to:
First Let me start by saying I see that prosper has me at HR but I dont feel like I am.?Prosper has me @?36% debt to ratio.
The one delinquent account I have I didnt pay because it was a hospital bill, I went in and was misdiagnosed, ended up gong to another ER and was treated and better in hours. Maybe that was wrong but I dont feel I owe it.
This will pay off wells fargo car loan and my 1100.00 orchard city bank card

My financial situation:
I am a good candidate for this loan because?
I have work for the same company for almost 5 years now.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 432217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$294.82

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2002	Debt/Income ratio:	7%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,650	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ckmapawatt	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing successful Web Site
Purpose of loan:
My partner and I have full-time jobs and we are working on raising some money to hire a web programmer who is about to graduate in December with a degree in Computer Science.? I have been operating the Mapawatt Blog since February of 2009 in order to build an audience for our main website, Mapawatt.com. We are focused on energy and water conservation education for residential users.? The biggest reason our traffic continues to increase is the increasing interest from the public in managing their energy consumption and the growing market of energy conservation and renewable energy products.? We are already seen as one of the top resources on the topic of home energy monitoring.

Some of the Blog's highlights:
Commented on by NY Times columnist and author Thomas FriedmanFirst page on google for "what is kwh"First hit on Google for our coverage of the energy scam "Magniwork"First hit (behind the company that makes it) for the energy saving device "Ted 5000"

The programmer has been building out the web application that will run on the main website, but we just need a small loan to pay his living expenses for the next few months until we complete our business plan and we are able to raise complete funding from investors.?

My financial situation:
I am a good candidate for this loan because we are currently making enough money from Google Adsense and Amazon affiliate links to pay off the monthly loan payment.? Even if we stopped working on the website right now, our ad revenue would continue because most of our site visits come from Google.?

As our blog traffic continues to build (currently it is increasing at about 40% a month) so does our Google ad revenue.? This is currently bringing in several hundred per month, and it will only grow as we gain in popularity and release our web tool.? My partner and I both have full-time jobs, so we dont need this revenue.? What we really need is someone to focus on developing our web application for Mapawatt.com so we can continue to make money from our blog AND our web application.? I have excellent credit as does my partner.? We can easily afford the loan without any Google ad money, but the Google ad money is basically just sitting there waiting to be used.? We want to use it to pay off this loan.

We feel that once we have a web programmer focusing 100% of his time on our main website, our traffic will go up exponentially, increasing our ad revenue, and allowing us to be very successful.? Even if our web traffic stayed static (which it won't because I will continue to write excellent content) we will have no problem paying off the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1985	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	22y 4m
Amount delinquent:	$0	Revolving credit balance:	$14,636	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	p2ploan-harmony	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest credit and consilidate into one payment?

My financial situation:
I am a good candidate for this loan because i have been in my current position with the same employer for over 20 years. I am salaried, commissions, and get an expense account so my incom is steady. my position is with a Fortune 100 company and I am the most senior rep in my office.?

Monthly net income: $ 11000????????????????

Monthly expenses: $
??Housing: $ 3156
??Insurance: $ 1000
??Car expenses: $ 365
??Utilities: $ 400
??Phone, cable, internet: $ 400
??Food, entertainment: $ 1500
??Clothing, household expenses $ 800
??Credit cards and other loans: $ 1500
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 21.40%	Starting monthly payment:	$43.56

Auction yield range:	17.29% - 17.30%	Estimated loss impact:	18.96%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	44	Length of status:	6y 7m
Amount delinquent:	$38,110	Revolving credit balance:	$41,549	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	noble-gain4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repair
Purpose of loan:
The Engine light comes on yellow, I need to get it fixed before it turns red
My financial situation:
I understand the basics?of borrowing it will repay?it?in a timely manner...

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 1500
??Insurance: $?131
??Car expenses: $ 50
??Utilities: $ 85
??Phone, cable, internet: $?75
??Food, entertainment: $ 100
??Clothing, household expenses $ 121
??Credit cards and other loans: $ 156
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$216.56

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	10	Length of status:	1y 3m
Amount delinquent:	$196	Revolving credit balance:	$7,614	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	epic-balance	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I"m paying off my plastic
Purpose of loan:
This loan will be used to consolidate my credit card payments into one reasonable sum a month at a good interest rate that will allow me to actually pay them off in a timely and scheduled fashion.

My financial situation:
I am a good candidate for this loan because I have a stable income of around 1500 per month.? Currently I spend approx 300 a month on? three credit cards but because of their high interest I cannot make any headway on paying them off. Most of this debt was accumulated while I was unemployed? just out of college and I would now like to clear it out so I can get on with life. So the loan would remove the credit card payments and redirect that money towards the loan so there is a comfortable sum in my income to make all payments I just prefer to make progress on this rather than let the CC companies keep me in debt.

Monthly net income: $ 1500.00

Monthly expenses: $
??Housing: $ 299.5
??Insurance: $ 65.00
??Car expenses: $ 90.00 in insurance? plus gas (about 200) the car is paid for
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.30%	Starting monthly payment:	$49.07

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2001	Debt/Income ratio:	11%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$958	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	leverage-triangulation	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making a teacher's salary work
Purpose of loan:
This loan will be used to get on top of my finances.? I have a stable job, I'm a fourth grade teacher in Lone Tree, CO.? I recently had to pay for several unexpected expenses and cannot catch up on my salary.

My financial situation:
I am a good candidate for this loan because my job is secure and I can make monthly payments.? I just need to be able to get ahead for a few months so I can rebalance my finances.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1997	Debt/Income ratio:	29%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,743	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dave1016249	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-619 (Jun-2008)
Principal balance:	$3,099.93	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off high intrest credit cards?

My financial situation:
I am a good candidate for this loan because? i have a solid work history as you can see i have a pre exsisting loan witch is in good standing i was not sure? how this worked when i took that loan so i didnt not take as much as i needed to get my bills paid off now that i know how it works and seen how far i have caught up i would like to pay off some more credit cards

Monthly net income: $
2800? Monthly expenses: $
??Housing: $?669
??Insurance: $ 60
??Car expenses: $80?
??Utilities: $ 100
??Phone, cable, internet: $70
??Food, entertainment: $ 160
??Clothing, household expenses $50
??Credit cards and other loans: $ 300
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433355
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1986	Debt/Income ratio:	9%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	20y 0m
Amount delinquent:	$7,964	Revolving credit balance:	$985	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	just-gettin-by	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Drowning in tears
Purpose of loan:

This loan will be used to? To redo a shower from a leak that?was discovered after the home was purchased.? The leak was in the side walls due to the tile not being sealed properly.? The walls need to be completely torn out and replaced, as well as part of the upstairs floor.? This was an expense we were not expecting. I was left with a debt from my previous marriage, which has effected my credit, but with the help of my fiance, and my diligence, I am doing all that?I can to? maintain and improve my current credit rating. Due to the divorce, I was left with a home that?is in another state, and that I am unable to?reside in, and as a result of debt to income ratio, my credit score went down. Before the debt that I incurred from the divorce, my credit was flawless. I was always very conscientious about paying my bills on time, and I still am. My fiance is very supportive and is willing to?help me too repay this loan. She has great credit, and between the both of us, we are getting back on track.

Explanation of Delinquency:?? During the divorce proceedings, the out of state home was left to me, in which her brother resided. At the conclusion of the divorce, her brother quit paying rent, which ended up in a delinquency and a foreclosure.? It only went to foreclosure due to lack of cooperation in selling the property from my ex.

All credit cards accumulated during the 15 year marriage was left to me, in which all was paid off.? As a result of closing my accounts, my credit rating went from a 800 plus to a mid 600's.

Expenses:????

Home :????????1400.00
Insurance:????83.00
Electric:????????130.00
Gas:????????????????00 (overpaid on gas bill)
Cable:????????????80.00
Telephone????60.00
Cell (including internet):? 150.00
Food/entertainment:????????200.00
Gas? (vehicles):????????????????75.00
Water:????????????????????30.00
Vehicles:? 0.00 (all vehicles paid in full)
Total:????????$2208.00

Monthly net income: $ 4400.00
I have been a Police Officer for over 23 years and always payed bills on time.? I expect to have this loan paid in full prior to 36 months.
I have relisted this loan request due to friends/family advising me that I did not explain my situation as well as I could have.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,274	Occupation:	Investor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	78%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	return-onator2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finished a duplex using credit card
Purpose of loan:
This loan will be used to? pay credit card company.

My financial situation:
I am a good candidate for this loan because? I turned my Resort into Condo's and sold most of them.? I used the proceeds to start building duplexes (much better investment).? I was low on cash nearing the completion of the 5th unit so I used credit cards to buy material.? I finished the building and got it rented.? Banks won't loan me money because I'm "self-employed" and my rentals are not "seasoned" (they want to see 2 years of income from the rentals before they consider them as income).

Monthly net income: $ 9,500

Monthly expenses: $?2050
??Housing: $?500????
??Insurance: $ 200
??Car expenses: $ 0
??Utilities: $?100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 32.67%	Starting monthly payment:	$63.69

Auction yield range:	11.29% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1993	Debt/Income ratio:	15%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	1y 8m
Amount delinquent:	$1,062	Revolving credit balance:	$2,441	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	spyguy	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out from under debt
Purpose of loan:
This loan will be used to pay off higher interest debt and consolidate the debt into one monthly payment rather than to have numerous payments to creditors.

My financial situation:
I am a good candidate for this loan because I do have two jobs, but recently just divorced and continue to have the family debt as well as support the children. I have a teenage son who resides in assisted care. In mid-2007, it was necessary to find placement for him. I was separated at the time and could not care for him by myself. With insurance and social services, he still required medical payments from me. I also have two other children that I raise. Between the child support and medical expenses I was able to make it working two jobs. I have eliminated a lot of my debt, I wish to consolidate the rest into a payment that is more easily manageable. This loan would allow me to pay off debt as well as consolidate the rest.

Monthly net income: $

Monthly expenses: $
??Housing: $ 2425.00 (mortgage + HOA)
??Insurance: $ 67.00 per month
??Car expenses: $ 330.00 (car loan only)
??Utilities: $ 100.00 - 150.00 (season dependent)
??Phone, cable, internet: $ 142.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 300.00 (3 children)
??Credit cards and other loans: $ 600.00 (4 credit cards, no longer have since June 2007)
??Other expenses: $ 400.00+ (sons medical/support for assisted living)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1995	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$783	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	currency-river	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan:
This loan will be used to pay off a debt to my landlord and pay down my credit cards.

My financial situation:
I am a good candidate for this loan because I am very straightforward and hard-working person who?fell into some money trouble and I need this money to get?myself out of the holel?

Monthly net income: $ 1000

Monthly expenses: $
??Housing: $ 440
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 40
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	11.29% - 15.00%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	22 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$33,664	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	currency-maestro2	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest cards
Purpose of loan:
This loan will be used to pay off and close high interest credit cards used for emergency home repairs / maintenance?before higher rates take effect.???

My financial situation:
I am a good candidate for this loan because I have an excellent job with a secure company for the last 10 years.

Monthly net income: $?4400 self / $1000 wife/part time business

Monthly expenses: $ 4110
??Housing: $ 2500
??Insurance: $ 100
??Car expenses: $ 610
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1987	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$561	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	marketplace-orca	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?Pay of debt

My financial situation:getting better just started some new construction projections
I am a good candidate for this loan because? The loan will be payed back in a timely matter

Monthly net income: $ 4000.00

Monthly expenses: $ 800.00
??Housing: $0
??Insurance: $200.00
??Car expenses: $125.00
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $200.00
??Clothing, household expenses $75.00
??Credit cards and other loans: $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433379
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	11.29% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2008	Debt/Income ratio:	15%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$627	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	thoughtful-finance3	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No Debt/Excellent Credit
Purpose of loan:
This loan will be used towards closing expenses for a business purchase.The?business has net monthly income of $3500 to $4500(taking out rent,bills,payroll,taxes etc).

My financial situation:
I am a good candidate for this loan because i have very good credit.My current score is 727.I have no debt.My car is paid off.I pay off my credit cards every month.The total investment for the business is around 30k i just need $3500 for closing expenses.My net income would be around $5000(Net profit+payroll).This?would be just?my income.Household income is more as we both work full time.I?have stocks?of my employer to cover the loan but i dont want to sell it now.?My prosper rating is?low that might be because this is my first loan through prosper.I applied for Discover and got approved.I plan to use Discover for day to day purchase & expense?in business as it pays back 1.5%.I think the risk is very low in lending me as i am well managed and never late on payments.I will pay off the loan within 2 years.
I would be glad to answer any questions you have.

Monthly net income: $?

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1986	Debt/Income ratio:	51%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	20y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,886	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	tranquil-transparency2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding Existing 25+ yr Business
Purpose of loan:
I have recently expanded my existing successful pest control business to service another large metropolitan area.? The business has been profitable 100% of the time for the past 20 years.? Since?expanding to the new market area in March 2009 we have grown substantially and need to purchase additional equpment to service?that area. In addition to operating this pest control business I have had a full time government civil service job for 20+ years and still have that job today.?My credit and financial history is?impeccable.? This is my first prosper loan and I am giving it a try because I love the concept and hope to get a good interest rate.? ??

My financial situation:
I am a great candidate for this loan because? I ALWAYS pay my bills in full on time and am in great financial shape with money in the bank.?I have NEVER had a charged off account. ?The business is expanding in the new market?and doing better every month.?The only loan obligations I have are my mortgage and car payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,750.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.09%	Starting borrower rate/APR:	16.09% / 18.27%	Starting monthly payment:	$132.01

Auction yield range:	6.29% - 15.09%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	45	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$354,834	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	community-triumph	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay me throug new credit card
The loan i am processing will be use for my car fix and i will use some for online business .i will be paying my loan back in ever month end .thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433391
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.04%	Starting borrower rate/APR:	17.04% / 19.24%	Starting monthly payment:	$71.35

Auction yield range:	6.29% - 16.04%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1987	Debt/Income ratio:	19%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$31,743	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	adorable-transparency1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new car
Purpose of loan:
This loan will be used for a down payment on a new? car, safety is a major concern as i have a 4 year old son who spends most of his time with me even to the office and back , we have an on-site day care at my office, his mother passed away last year. we do a lot of driving, and so the old sled needs to be retired.

My financial situation:
I am a good candidate for this loan because i am a solid American with a firm grip.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.49%	Starting borrower rate/APR:	28.49% / 30.85%	Starting monthly payment:	$291.40

Auction yield range:	11.29% - 27.49%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,949	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	helpful-integrity0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off bills
Purpose of loan:
This loan will be used to? pay of some high interest credit cards and the remainder of school taxes for our township.

My financial situation:
I am a good candidate for this loan because? My wife and I are hard working members of our community.? My wife tried to start her own cleaning company and was successful at first, but then things with the economy changed and people were less likely to hire a housekeeper.? She had also lost a majority of her steady clients and has now started taken odd jobs in order for us to stay "above water".? We have had to rely on our credit cards more than we would have liked to, so we can continue to provide for our family.? We would like the opportunity to start fresh and eliminate some of this debt.? We have lived in the same town for our whole lives and are a family with old fashioned values.? We try to teach our son that you take responsibility for your actions and commitments.? We believe you pay what you bills and try to live a good life.? Please allow us to show you we are a responsible family who does not wish to fall deeper into debt.? Thank you.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 1092.00
??Insurance: $ 150.00
??Car expenses: $ 222.00
??Utilities: $ 266.00
??Phone, cable, internet: $ 154.00
??Food, entertainment: $ 175.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$687.06

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1988	Debt/Income ratio:	48%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	24	Length of status:	3y 11m
Amount delinquent:	$1,671	Revolving credit balance:	$6,840	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	kind-fervent-return	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down pymt to take over Existing Bus
Purpose of loan:
This loan will be used as? Down payment on existing cash flowing Bar and Grill, This Business is? currently Neting $20,000.-35K per month currently?.
This cash flow is?would be in?addition to my income that?I stated on the application with my current day job,
As you can see re-payment would be no problem. Stated cash flow is verifiable upon request !
My financial situation:
I am a good candidate for this loan because?I am responsible for all my financial obligations. I am a honest and hard working entrepreneur. I Love to Work and make money.

Monthly net income: $ 3600.

Monthly expenses: $ 2818.25
??Housing: $ 1508.25
??Insurance: $ 200.
??Car expenses: $ 400.
??Utilities: $ 200.00
??Phone, cable, internet: $ 70.
??Food, entertainment: $ 40.00
??Clothing, household expenses $
??Credit cards and other loans: $ 400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	15y 2m
Amount delinquent:	$134	Revolving credit balance:	$335	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	return-admirer	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting caught up on bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	8.29% - 34.00%	Estimated loss impact:	7.33%
Lender servicing fee:	1.00%	Estimated return:	26.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1975	Debt/Income ratio:	22%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$41,277	Stated income:	$75,000-$99,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KISSENA_ENTERPRISE	Borrower's state:	Texas	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOOD INVESTMENT!!! BETTER RETURNS!!
Purpose of loan:
This loan will be used to pay down my credit card debt. As you probably can see from this listing, my credit card?utilization is very high due to unused balances being cut by credit card companies. I am attempting to to increase my credit scores and payback this loan within 6 months. This will give me a better credit rating and increase my chances of obtaining a $15,000 loan needed to expand my current business.

My financial situation:

I am a good candidate for this loan because I have the means to pay it back in a very short period of time giving investors a much quicker return. This will give you, the investor, a quick return and free up cash to make bigger and better investments. I am a retired CFO with over 25 years experience in this position. With that being said, as a CFO you live by a code of ethnics and I know what investors want and that I usually give to my investors. Just by reviewing my profile, I have a long steady history of never having any late payments or delinquencies ever!! That is the number one reason you?can rely on?your investment?being better?secured. Please do not hesitate to bid because you will find that this is one of the better, more secure?investments you can make here on Prosper.. Thanks!

Monthly net income: $ 8,500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 300
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 600
??Other expenses: $ 2500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1996	Debt/Income ratio:	3%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	14y 1m
Amount delinquent:	$0	Revolving credit balance:	$89	Occupation:	Retail Management
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	peace-expert	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The last 10k I need to buy my house
Purpose of loan:
This loan will be used to?purchase a home cash in the Sarasota, Florida area.

My financial situation:
I am a good candidate for this loan because?I plan on taking a loan from my 401k and combing it with my savings. I need 10,000 dollars more to buy the home I want. I have no debt and make a decent income.

Monthly net income: $
3586
Monthly expenses: $
??Housing: $
??Insurance: $175
??Car expenses: $570
??Utilities: $175
??Phone, cable, internet: $150
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $0
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,678	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payout-berserker3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical expenses
Purpose of loan:
This loan will be used to? surgery

My financial situation:
I am a good candidate for this loan because? i am a responsable person, just i need to have done this surgery, and i need some money to complete the costs

Monthly net income: $ 3,300

Monthly expenses: $
??Housing: $ 700
??Insurance: $?270
??Car expenses: $ 330
??Utilities: $ 150
??Phone, cable, internet: $ 103
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2000	Debt/Income ratio:	16%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	22y 6m
Amount delinquent:	$2,522	Revolving credit balance:	$6,528	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	peso-sorcerer	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills
Purpose of loan:
This loan will be used to... pay off all my creidt cards and fix my car

My financial situation:
I am a good candidate for this loan because...i have a good paying job, paying off all the cards will make it easyer to have more money every month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	16%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$67,547	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	vigilance-cougar3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to? consolidate the 2 CCs with balance of 16K.? I've recently went into business and maxed out the CCs.

My financial situation:
I am a good candidate for this loan because? I have a stable job and a business to back me up.

Thanks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.23%	Starting borrower rate/APR:	24.23% / 26.53%	Starting monthly payment:	$393.54

Auction yield range:	17.29% - 23.23%	Estimated loss impact:	19.33%
Lender servicing fee:	1.00%	Estimated return:	3.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1989	Debt/Income ratio:	54%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,609	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	3
Screen name:	tiggrlvr82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	700-719 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2009) 680-699 (Jan-2008) 600-619 (Sep-2007)
Principal balance:	$8,377.17	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
A+++ prosper credit / 2nd loan
Purpose of loan:
This loan will be used to?Refinance the current loan i have with prosper at a lower interest rate.? I would also like to pay down one card.? I can do this with 10k because my current loan is at 8k to payoff plus i have saved money on my own so i have a cash positive balance in life.??
By refinancing at a lower rate it will lower my payments significantly and help me out tremendously.

My financial situation:
I am a good candidate for this loan because? I have a loan now through prosper that i used to consolodate my debt and have never been late on any payments for anything.? I even purchased a car in the last year and have never been late.? My credit score has actually gone from 690 to 715 over the past year since getting my car.??I can't explain the HR rating because my credit score as of 10/31/09 is 714. I always pay on time plus i have the money and luxury to because my?fiancee has a good job and pays half the bills.? I have gotten thank you letters from previous lenders because i have never been late and i am on auto pay so even in these tough economic times i feel i am a great risk. The only explanations for the deliquencies is that they are old and back when i was in different times.? None are current.

Monthly net income: $ my monthly net income is 2100 with my fiancee add another 3200 so 4300

Monthly expenses: $ 1831
??Housing: $ 250
??Insurance: $ 102
??Car expenses: $ 350
??Utilities: $ 60
??Phone, cable, internet: $ 44
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards $ i have a couple with small balances.? One will be paid with remaining balance?after payoff of prosper loan.? a target visa with 1400$ balance.
??Other expenses: $ 675 prosper loan
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$293.25

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1995	Debt/Income ratio:	32%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,355	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	3
Screen name:	nourishing-fairness	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off a debt consolidation loan
Purpose of loan:
This loan will be used to? Pay off a consolidation loan and get a cheaper interest rate.? I have a serious illness and would like to only have one small payment a month.?

My financial situation:
I am a good candidate for this loan because? I have been at my job for 5 1/2 years.?I am a supervisor at one of the largest trucking companies nationwide.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1995	Debt/Income ratio:	9%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$386	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	determined-kindness	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off a couple credit cards from dr bills and wedding?so I don't rack up tons of interest.

My financial situation:
I am a good candidate for this loan because? I can make a decent payment and I work two jobs. I also want to pay it off in a year.
I have spent three years rarely paying interest for credit cards.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 80
??Car expenses: $?200
??Utilities: $
??Phone, cable, internet: $ 150
??Food, entertainment: $?600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$37.05

Auction yield range:	3.29% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-2000	Debt/Income ratio:	17%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,149	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-contract-doctor	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mac Computer
Purpose of loan:
I'm a graphic designer who is currently working in the fashion industry, and I want to have a better computer at home for my own freelancing projects.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score, a full time job, and your interest rates seem way better than all credit card choices.

Please feel free to contact me for any further inquiries.

Thanks,

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$194.51

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	29%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	49	Length of status:	3y 0m
Amount delinquent:	$360	Revolving credit balance:	$11,942	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	edrow54	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-639 (May-2009) 660-679 (Jul-2008)
Principal balance:	$543.16	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Payoff High interest loans
Purpose of loan:
This loan will be used to?
Payoff two?high interest loans.
My financial situation:
I am a good candidate for this loan because? I enjoy my work? and I am in the process of lowering my monthly debt in hopes of retiring in aprox. 6 years.
Monthly net income: $6260.00

Monthly expenses: $ 3685.00
??Housing: $ 1795.00
??Insurance: $ 130.00
??Car expenses: $ 500.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433445
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$68.69

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-2007	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$790	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diversification-platoon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Purchase
I am about to drop full cash on a Cobalt that I want. I just need $2100 to finish the payment. I am a responsible person who takes my credit and financial serious. Besides this will also benefit my credit score, it will show I can be trusted with a loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$910.09

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1974	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	31	Length of status:	25y 5m
Amount delinquent:	$0	Revolving credit balance:	$97,165	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	deal-workhorse5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Working Capital for New Orders
Purpose of loan:
This loan will be used to finance working capital, materials and labor for new orders of our Indivijual Custom Eyewear, a new business start-up I've been developing and funding with personal funds for six years.? Upon official launch in August, our expenses increased for marketing and customer service and as we take in new orders generated by our marketing and publicity we incur costs of materials and labor to design and manufacture the custom frames we build.? Important to note that we do not have inventory. We only build to order.? Please see www.indivijual.com for an explanation of our business.? Recent publicity and an interview conducted with me is posted on the web page titled "Stories and Videos about Indivijual".
My financial situation:
I am a good candidate for this loan because my credit history shows that I have never defaulted on a loan.? My first successful start-up in 1984 was funded by an SBA loan of almost $500,000 and was retired early when I sold the business to a subsidiary of Phillips Electronics.? I have retired several home mortgages and my present $550,000 home was paid off about 3 years ago. All cars in the family are also debt free.? Founder/Co-founder of over 15 start-ups.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 7.34%	Starting monthly payment:	$61.75

Auction yield range:	3.29% - 6.00%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1993	Debt/Income ratio:	3%
Credit score:	840-859 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,590	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	12%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	eronyc	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	840-859 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	800-819 (May-2009) 780-799 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Invest in Prosper
Purpose of loan:
Reinvest in Prosper
My financial situation:
I have no debt.? Any revolving credit card debt is paid off each month.
Monthly net income: $8,000

Monthly expenses: $5,100
??Housing: $2,800
??Insurance: $400
??Car expenses: $400
??Utilities: $300
??Phone, cable, internet: $200
??Food, entertainment: $1000

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433463
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1987	Debt/Income ratio:	13%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	1
Screen name:	scrappy-power	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Catching up from being unemployed.
Purpose of loan:
This loan will be used to catch up on vehicle payments.? I have been looking for employment for?almost 9 months, and have finally found a job.? My husband has been carrying us, but it is not enough.? I am in the process of going on active duty status in the military?to become an officer, but the process is taking longer than expected.? We have fallen behind on vehicle payments, and need to catch up.? We have been able to defer?some of our debts until I am on active duty, but the?vehicles we have to pay now.? I?have been working at my new job just over a month now, plus I still have my?Army reserves pay, which I have been a member for almost 11 years.?

My financial situation:
I am a good candidate for this loan because the account I have given my routing number for, is the same account that my reserve pay directly deposits into.?My gross pay from the reserves is 405.00 per month minimum.? I am also currently working full time, and typically have overtime every week.? I am trying to re-establish myself after many months of not being able to find a job and I am determined to help my husband get us back on track.? I am trying to get mobilized also to help increase our income.? I am?in the process of doing?the paperwork for a year long mobilization, which will not?interfere with my?becoming an officer on active duty.? These plans will increase my income and concrete my ability to not only pay back my loan, but to hopefully pay down?debt in general.??My husband covers most of our monthly living expenses, my pay is currently only covering daily expenses.

Monthly net income: $ 1500.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $?100
??Car expenses: $ 80
??Utilities: $?150
??Phone, cable, internet: $ 70
??Food, entertainment: $ 200
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 0
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433473
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$500.29

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1976	Debt/Income ratio:	34%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	29y 6m
Amount delinquent:	$0	Revolving credit balance:	$127,125	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	forceful-hope1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest CC
Purpose of loan:
This loan will be used to?? Consolidate high interest Credit Cards

My financial situation:
I am a good candidate for this loan because? With the help of consolidating I will be in better control of my?finances and will? make? monthly payments easier.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433475
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	12%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$30,759	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	sharp-basis1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to help this holiday season
Purpose of loan:
This loan will be used to hlep pay down bills this holiday season.

My financial situation:
I am a good candidate for this loan because I have a full-time job and I pay my debts on time.? I am a good, honest person that you can always count on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-2000	Debt/Income ratio:	27%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,016	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	bid-ninja4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card debts.

My financial situation:
I am a good candidate for this loan because I am employed and have a stable job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1994	Debt/Income ratio:	16%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	20 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$41,200	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Denarius	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling the Kitchen
Purpose of loan: My wife and I have been living in our new home for 2 years.? This home was built in 1994 and needs an updated kitchen.? The remodel will include new kitchen Cabinets, Granite Countertops, new Appliances and a new Center Island with sink.? Kitchen renovations have the greatest Return on Investment of all home remodeling projects.? I am expecting a greater than 20% ROI.
My financial situation: I am a good candidate for this loan because I am actually currently a Lender on Prosper with funds that I loaned in 2006 to multiple borrowers. So I am very familiar with the transactions that occur on Prosper. Most of the loans will be paid off by the end of the year.I am now taking the other side of the process by becoming the borrower instead of the lender.I signed for my first credit card at the age of 15 and so began building a solid and stable credit history of over 25 years.I have never defaulted on a loan and never had any late payments.My credit record is excellent with a FICO score of 740+

Monthly net income: $ 4,400.00

Monthly expenses: $ 3,513.00
??Housing: $ 2419.00
??Insurance: $ 50.00
??Car expenses: $ 220.00
??Utilities: $ 85.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 120.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 320.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$272.24

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$15,198	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	stable-camaraderi6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2nd Salon Grand Opening W-capital
Purpose of loan:
This loan will be used as working capital for a second hair salon that we have opened. I plan on expanding the amount of services offered and wish to purchase foot spa pedicure chairs. I need a lit sign with channel lettering. I plan to do a direct mail promotion. My stylist will require a guaranty for the first few months we're in operation.??

My financial situation:
I am a good candidate for this loan because I have been working in the salon business. I have a profitable salon and plan to duplicate our success at a our second location. I have BBA in accounting and I already have a good staff ready to work.

Monthly net income: $ 6800

Monthly expenses: $
??Housing: $ 1150
??Insurance: $ 41
??Car expenses: $250
??Utilities: $ 490
??Phone, cable, internet: $ 65 ????
??Food, entertainment: $ 275
??Clothing, household expenses $
??Credit cards and other loans: $ 1100 ???? ????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$292.92

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1980	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	27y 5m
Amount delinquent:	$8,400	Revolving credit balance:	$1,227	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	roadking13	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	560-579 (Aug-2008)
Principal balance:	$2,866.21	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Prosper loan, consolidate bills
Purpose of loan:
I want to combine all my bills into one to get them paid off faster.? I have been working very hard at repairing my credit to which since the last loan my score has increased from the 560 mark to yesterday when I pulled up on credit karma it is up to 665.? I feel that if?I can combine all these together I can pay more on these each month and?hopefully instead of the 36 months I can pay off a little faster than the 36 months.? I have worked and strived hard to get my credit to back where?it was which was excellent and I feel I am on my way and this will help me even more to accomplish this goal.? ? The one bill that is in deliquency for $8400 is a Sears CC that had a $12,000 credit limit and balance that had fell behind and went to a collection agency but I have had a payment plan with them for over a year but feel not I am not making a lot of progress.? I have talked with this credit company about a reduction in amount taking off interest and late fees and can pay off for $4200. ? Would love to be able to pay that off and include all others bills.? It would just relieve some stress and help to get my credit back to top notch standing.? Please help me to do that.?

Monthly net income: $ 2900

Monthly expenses: $ 2133
??Housing: $ 1236??Insurance: $?53??????????Car expenses: $ 50??Utilities: $?175??Food, entertainment: $ 100? Credit cards?$320? Loans:? $199
My wife pays for part of the bills and me the other part so that is why I have not included some.
?I want to have just one basic payment a month.?? Please help me get debt free. Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433485
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$47.48

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1999	Debt/Income ratio:	7%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$78	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Kissabledevil	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Testing the waters
Purpose of loan:
This loan will be used to? Probably use it for investment back into Prosper. Either that or let it sit there

My financial situation:
I am a good candidate for this loan because? I saw the info about prosper when it first started. I was not?sure about the feasiblity about it at the time but i kept an eye on it. 2007/2008 the interest rate on loans/investments was to go/go for my tastes. I stayed out of investing until now due possiblity that things may crash. Now though i have a decent stockpile so i am trying it out. I guess this is a good way to say that i am doing this as a way to keep an eye on my fico score. The listed income is after my investments in the militarys 401k and my housing is paid. I just finished getting verified as a lender for prosper and will be lending a couple grand on top of what i will be getting as loans from prosper. Probably will space out loans to establish history. This reminds me of when i first started getting credit 10 years ago. At that time i just took out a very large loan from a credit union to get the priviliage of paying them interest so that i could get credit history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433487
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	20.00% / 20.37%	Starting monthly payment:	$557.45

Auction yield range:	3.29% - 18.00%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	22%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	13	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$130	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bold-encouraging-commitment	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying family member bills.
Purpose of loan:
This loan will be used to? Help my grandson go to collage.His parents were never there for him and cant afford to pay for school.

My financial situation:
I am a good candidate for this loan because ..? I am a very trustworthy person i always pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$265.49

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1992	Debt/Income ratio:	26%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,591	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bill-upholder4	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card debt
Purpose of loan:
This loan will be used to pay off two credit cards that are charging unreasonable interest rates to a person who has always pays?my bills on time for thirty three years.

My financial situation:
I am a good candidate for this loan because I've been at the same occupation for twenty years, have a fifteen year marriage with two sons eleven and seven, pay my bills on time, spent too much money on?a home remodel job and now have credit card debt to pay off and wish to be able to pay it off, not make small payments for the rest of my life!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$331.86

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1987	Debt/Income ratio:	32%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	33y 8m
Amount delinquent:	$0	Revolving credit balance:	$6,996	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	reasonable-income1	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying on other things
Purpose of loan:
This loan will be used to?help pay off?some of the debts i have & to have for personnel reasons?

My financial situation:
I am a good candidate for this loan because? I have excellent credit...so please help me with this.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,565	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	cash-chemistry669	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Convert my car to run on fryer oil
This loan will be used to purchase and install a Greasecar kit (www.greasecar.com) in my 2005.5 Jetta TDI sedan. I will be able to pay back this loan because I will no longer need to spend $90-$100+ on gasoline each month. You can follow my conversion process through my blog (http://leaveitbetter.wordpress.com/). I have commitments from at least 2 local restaurants to let me remove their grease for free which I will filter to use as fuel. Besides saving money, this loan will make me less dependent on foreign oil and reduce my carbon footprint. Please help me go green and I will give you a fair return on your investment. Thank you so much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1995	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$30,513	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	RPT	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Lender now Borrowing
Purpose of loan:
This loan will be used to?
I am just testing out Propser as a borrower. I have been lending for the past two years with Prosper and just want to educate myself better with the process borrowers have to go through to borrow money via Prosper.
My financial situation: Great.
I am a good candidate for this loan because?
I do not need the $1000. I plan on repaying the loan before the 36 month term.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$347.01

Auction yield range:	17.29% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1994	Debt/Income ratio:	20%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,602	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	tigerwoods9	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2009) 660-679 (Sep-2008) 660-679 (Mar-2008) 700-719 (Aug-2007)
Principal balance:	$1,446.75	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
715 Credit -2b Debt FREE - HELP
Purpose of loan:
I will be using this loan to payoff some high interest credit cards whose monthly payments could be cut in half with a consolidated loan like this.?
I am a father to three wonderful children and I have worked hard for over 10 years as a plumber to provide for my family.? We recently finished paying off my daughters braces and that monthly payment is now gone.? Feels good and would like to get rid of anything else that I can.?

My financial situation:
I am an excellent candidate for this loan because i have steady income, have a previous loan through prosper.com with excellent payment history and my credit is very good as well.

Monthly net income: $ 7000

Monthly expenses: $ 5585
??Housing: $ 2300
??Insurance: $ 105
??Car expenses: $?500
??Utilities: $?250
??Phone, cable, internet: $ 480
??Food, entertainment: $ 1300
??Clothing, household expenses $
??Credit cards and other loans: $?450
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$22,307	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	czdday	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	660-679 (Apr-2008)
Principal balance:	$3,234.55	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidating Debt
Purpose of loan:
We recently purchased a home to take advantage of low interest rates and the downturn in the real estate market.? Our down payment was 20% on the $349,000 plus closing cost.? The home was appraised at $476,000.? Our mortgage broker's closing estimates were off by $6000 which we needed to pay using our credit cards.? We are still waiting for the $8000 from the Government's first time buyer program.? With the current loan we're seeking of $12000 from Prosper and the $8000 from the Government's program will eliminate all our debt except for the home, car and the other Prosper loan we recieved 18 months ago with a balance of $3000.? Our tax return for 2010 is estimated at $7300 which will be placed in savings or used to pay off the remainder of our first Prosper Loan.?

My financial situation:
I am a good candidate for this loan because I've always met all payments and financial obligations?on time.? Before purchasing this property 3 months ago my credit score was 750+.? Because of the need to use my credit cards with this purchase my debt to credit ratio went up and my score went down.? I have a very good employment record with job security and have no doubt this loan will be paid on time.? My current?Proper loan has been paid for 18 months with auto withdraws from my bank.? I plan to do the same with this obligation.

Monthly net income: $8666.00

Monthly expenses: $
??Housing: $1934.00
??Insurance: $ 150.00
??Car expenses: $ 498.00?
??Utilities: $ 175.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 950.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1995	Debt/Income ratio:	58%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$26,458	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	orderly-income9	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to start a new business
Purpose of loan:
Purchase a welder for my husband to start doing sub contract welding to start our own business.?

My financial situation:
My husband has built a fine reputation with his welding talent. He already has established buisness contact from which work can be obtained.?
Monthly net income: $ 5200.00

Monthly expenses: $
??Housing: $ 1200.00????
??Insurance: $ 140.00????
??Car expenses: $ 200.00????
??Utilities: $ 200.00????
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 800.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 2714.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433509
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$406.48

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1999	Debt/Income ratio:	12%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,777	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	vibrant-interest	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out of debt; Forever!
Purpose of loan:
Greetings!? The purpose of this loan is to pay off the remaining balance on our 3 credit cards.? My family went through some difficult times over the past few years and we were forced to live on credit.? Although we did live on credit we refused to let our credit score go down.? Thankfully, we have been able to dig ourselves out of the hard times and now we are able to stick to a stringent budget.? We are now able to pay anywhere from $3000-$4000 per month towards these credit cards but it would be nice to be able to have one loan instead of 3.

My financial situation:
I am a good candidate for this loan because I have been able to get myself in a wonderful job that pays very well.? My yearly salary is $50,000 and my commission each month is just over $6000.? I will have absolutely no problem repaying this loan and I should have it payed off within 3 months at the latest.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1994	Debt/Income ratio:	55%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	0y 3m
Amount delinquent:	$1,558	Revolving credit balance:	$7,814	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Demetr	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 88% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 12% )	700-719 (Sep-2009) 740-759 (Jul-2007)
Principal balance:	$1,600.12	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Need to Consolidate

Purpose of loan:?
I am a school teacher who has just recently began?working again after being laid off due to the economy.? Since I had not been?working for a?while, I fell behind on my bills, and need assistance getting back?caught up on everything.? Also, I'm a full time mother,?and a?student who will be completing her?Masters Degree in Education in October 2009.? The school year has begun, and I do not want to?continue the year with the debt I currently have.? I will go out of my way for my students in providing and buying the necessary tools, manipulatives?and creating stimulating activities?that will help them to learn and keep them engaged.?

My financial situation:
I'm a good candidate for paying back this loan because I already have one loan with prosper that I am almost done paying, and have been consistent and timely with my payments for the duration of the loan.? Being out of work has set me back some, but?I am working hard and?need some financial assistance to restore my?credit rating.? Furthermore, since I am a school teacher, I am very organized and responsible when it comes to paying my bills.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $?775.00
??Insurance: $ 110.00
??Car expenses: $250.00
??Utilities: $ 80.00
??Phone, cable, internet: $?100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 400.00
??Credit cards and other loans: $ 350.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433519
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	38	Length of status:	31y 6m
Amount delinquent:	$9,055	Revolving credit balance:	$3,019	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cloud2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New equipment
Purpose of loan:
This loan will be used to buy new equipment for my business which is new home construction. We plan on starting a home repair service until the market turns around.

My financial situation:
I am a good candidate for this loan because I have had financial obligations for millions of dollars and have never defaulted on any loan in the last 40 years since I left university.?

Monthly net income: $ Varies according to work found.

Monthly expenses: $
??Housing: $?0
??Insurance: $ 200
??Car expenses: $ 0????
??Utilities: $ 400????
??Phone, cable, internet: $ 200????
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433529
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$400.44

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	35.47%
Lender servicing fee:	1.00%	Estimated return:	-17.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	41%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	3y 10m
Amount delinquent:	$4,827	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Amandamae04	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 88% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	2 ( 13% )	600-619 (Jul-2008)
Principal balance:	$2,767.44	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off debt for our future
Purpose of loan:
This loan will be used to consolidate debt to reduce our monthly payments.? My husband, Josh, was laid off for several months, but he has a wonderful job now, making even more than before (such a blessing) with a company that has so much business, they really need two of him!? If funded, this will be my second loan through Prosper.? In the past, I have had 2 late payments (by no more than 4-5 days), reason being that we changed our bank account.? I have not had any payments over 30 days past due to Prosper.?

My financial situation:
Mentioned above.? We (my husband and I), would like to get these little things paid?off and get ahead not only to begin saving money, but we are going to begin fertility treatments in January.? We have tried for 4 years to have a child with no luck.? We have both been through all of the infertility tests and everything comes back with flying colors.? I have been diagnosed with unexplained infertility.? Hopefully insurance will pay for some of the treatments, but we need to be able to have the money just incase.?

To learn more about my husband and I, you can visit my blog at www.everythingelsewastakensoichosethis.blogspot.com.? Thank you for your consideration!!

Monthly net income: $ 1600.00 (my income)? $1500.00 (my husband's)

Monthly expenses: $
??Housing: $871.00 (includes?home owners insurance)
??Insurance: $ 118.00 (car insurance)
??Car expenses: $ 200.00 (gas)
??Utilities: $ 250.00
??Phone, cable, internet: $ 300.00
??Food, entertainment: $100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 300.94 (this will be paid off with loan and is current), $180.94 (Prosper), $227.50 (personal loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$907.58

Auction yield range:	17.29% - 17.30%	Estimated loss impact:	25.96%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1993	Debt/Income ratio:	48%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	21y 1m
Amount delinquent:	$0	Revolving credit balance:	$34,272	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-authoritative-deal	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan to pay off high interest credi
Purpose of loan:
This loan will be used to?
Consolidate credit card balances
My financial situation:
I am a good candidate for this loan because? I am true to my word and always pay on time and sometimes ahead using the bank system to pay bills as I get paid. Bills first and then start savings is my goal. I want to be debt free in 48 months and I know I can do it.

Monthly net income: $
4756.00
Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $
??Car expenses: $ 180.00
??Utilities: $ 120.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$57	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	fantastic-cash	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reinvest In Prosper
Purpose of loan:
This loan will be used to?
Reinvest In Prosper
My financial situation:
I am a good candidate for this loan because? I am a prosper lender and have loaned more than $700, I also have $3000 in other Safe Investments. I am a eBay seller and I also sell books on half.com. This provides me with $75 to $250 a month. I have never missed a credit card payment and always pay more than the required amount.

Monthly net income: $ 300-600

Monthly expenses: $30-150
??Housing: $ 0
??Insurance: $ 5
??Car expenses: 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 45
??Other expenses: $ 30
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,454	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	treasure-caballero	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Smart Bussiness Growth
Purpose of loan:?This loan will be used to purchase software and equipment?(Vectroworks, Google Sketch Up Pro, 11x17" printer and a second Monitor)?to increase profit margins and allow for client base growth without expanding workforce.?Since starting out in 2005 the business has grown from 3 customers to 56 clients,?generating in 2009 over $200,000 in construction contracts.?With this loan?I will?expand our ability to handle a design and construction load with the latest?software technology. This software and equipment will allow us to operate with lower operating costs by allowing us to produce drawings house?more efficiently. Currently half our designs are hand drawn utilizing these updates?will allow our firm to produce?polished results with less time placed into the finished?product. Further the software and equipment?upgrades will allow us to produce construction details and material lists at a more efficient rate. Banks will not fund software and equipment upgrades because I run my business out of a professional office in my home.

My financial situation: I am a good candidate for this loan because my business has been increasing even in the down economy by 40-50% every year. The landscape design firm is run with very little overhead since I run the consulting business?from a professional office in my home.??I have?a sound business plan with clear goals?that was?reviewed?by with leaders in the landscape design field.

Monthly net income: $ The monthly net income of my business for 2008 and 2009 was~$3300/mo Monthly expenses: $
These are the monthly expenses for my business only.?
Housing: $?150 (professional home office )??
?Insurance: $ 75??Car expenses: $?50 (only gas and maintenance)??
?Utilities: $ 15??Phone, cable, internet: $ 350 (business class)??
?Food, entertainment: $ 100? (meetings, networking etc.)???
Credit cards and other loans: $ business?credit?$500 (bal 11,000)?
?Other expenses ( admin support, accounts support, marketing, printing services, office supplies): $500/mo
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$353.05

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,835	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	peaceful-durability8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to Expand my Business
Purpose of loan:
This loan will be used to?
Buy the shuttle bus pictured
My financial situation:
I am a good candidate for this loan because?
I have 2 other vehicles that have no loans on them. I have very little other debt.
Monthly net income: $ 2700

Monthly expenses: $ 100 credit card payments
??Housing: $600 rent
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$636.16

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	317%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,114	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Fourtwozero	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with school and a car.
I have never used anything quite like Prosper before and as soon as I learned about it I jumped at the opportunity to not only help myself through a rough spot in life with my broken car and increased school costs, but also help people who are willing to aid me through this tough time make some profit in return. I go to school full time and work part time at a busy upscale cafe where I make about 100-150 dollars a day in tips, so even though my stated income may be low, know that I am more than capable of repaying this loan.

If you have any questions, don't hesitate to send an email and I will answer them back as soon as I can.

To all who bid on this listing, know that I vow to make each monthly payment on time, every time. Thank you.

Purpose of loan:
This loan will be used to buy a used car, a new computer for school, pay for books and lab fees, and also help with rent and other monthly expenses until I finish school next year.

My financial situation:
I am a good candidate for this loan because I make enough money to afford the monthly payments and am HIGHLY motivated in building and maintaining my credit through on time completion of all my loans and credit cards. Should something unexpected happen such as a medical emergency, I have my family to turn to with any help I would need with my payments.

Monthly net income: $ 3250

Monthly expenses: $ 1480
??Housing: $ 450 ??
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 80
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433549
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$65.42

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1988	Debt/Income ratio:	23%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,288	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-payout-boomarang	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to being paying off credit cards.? Would like to build a good record with this company to be able to continue with additional loans in the future.
My financial situation:
I am a good candidate for this loan because I understand the importance of getting out of debt.? Would like to receive a loan that has a lower interest rate than current credit cards.
Monthly net income: $? $4792.00 + (my husband's) $2,344.33

Monthly expenses: $
??Housing: $ 1340.00(Mortgage, Insurance, Taxes)
??Insurance: $ 261.00?
??Car expenses: $ 300.
??Utilities: $ 275.00
??Phone, cable, internet: $ 350.00
? Food, entertainment: $ 430.00
??Clothing, household expenses $ 110.00
? Credit cards and other loans: $ 400.00??
??Other expenses: $?$325.? (child support)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	11.29% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	24%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,239	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	transparency-conga	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay CC/Loans High Interest
Purpose of loan:
This loan will be used to?? Pay off My high interest Credit Cards and Loans.?I would Like to have 1 payment a month?and combine all the?high interest?rates to 1 interest rate.???

My financial situation:
I am a good candidate for this loan because????I am responsible when it comes to paying my bills.??I have?actually?worked at?my present?job for 4 years then stayed home with my?4 children?for 2 years.? They are all in school so I?decided to come back to work.? I am also a?Mary Kay beauty consultant.? I have been a consultant for a year and do make?extra money with that on the side.??This?loan will help me with consolidate those high interest rate loans and Credit cards.??

Monthly net income: $?1600.00?????

Monthly expenses: $ 1580.00
??Housing: $?300.00??????
??Insurance: $?50.00??
??Car expenses: $ 0????
??Utilities: $?100.00????
??Phone, cable, internet: $ 0
??Food, entertainment: $?400.00??Clothing, household expenses $ 100.00????
??Credit cards and other loans: $?470.00
??Other expenses: $ 160 (Day Care)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433555
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$255.01

Auction yield range:	17.29% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	39%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	23	Length of status:	2y 6m
Amount delinquent:	$620	Revolving credit balance:	$14,645	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	exchange-platoon3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Bay Boat
Purpose of loan:
This loan will be used to?purchase a used bay boat for shallow water fishing.?

My financial situation:
I am a good candidate for this loan because? never been late on payments going back seven years, after all monthly payments, have $3,000 disposable income, can draw payments directly from account.? We do all payments that way.? Have two derragatories (medical), one for $210 the other for $86 from a city where I have never seen a doctor at, have?disputed.??

Monthly net income: $3,509.86 & $4,033.68?

Monthly expenses: $
??Housing: $877
??Insurance: $130.00 Auto, home incl. in escrow.?
??Car expenses: $534 pymt.?$300 gas both cars.?
??Utilities: $ 310
??Phone, cable, internet: $159
??Food, entertainment: $ 500
??Clothing, household expenses $200
??Credit cards and other loans: $1200
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$132.96

Auction yield range:	8.29% - 25.00%	Estimated loss impact:	7.10%
Lender servicing fee:	1.00%	Estimated return:	17.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	9%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$200	Revolving credit balance:	$115,728	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	magnificent-trade2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Expenses
Purpose of loan:
This loan will be used to pay expenses?for my?wedding.?I had no idea how much the expenses mount.?

My financial situation:
I am a good candidate for this loan because I have stability. I pay my creditors, receive a good income, lived in my condo for the past eight years?and I have?job?in an industry that I have?fifteen years of experience.?Once I am married, we will have an influx of cash from the wedding that we can pay back the loan comfortably.

I?do a revolving home equity line of credit instead of a home equity loan because my finance and I will be looking to move and therefore wanted a lower payment until we sell my condo. This is why I have a high revovling credit balance.

If you have any questions, please ask.

Thank you for taking time to read my profile.

Monthly net income: $ 3,800?(after taxes, health insurance,?etc). ?

Monthly expenses: $
??Housing: $ 1250 includes Home equity line
??Insurance: $ 30
??Car expenses: $?100?
??Utilities: $?150
??Phone, cable, internet: $?150
??Food, entertainment: $ 300?
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2000	Debt/Income ratio:	29%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,485	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mortgagemitch	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	660-679 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Mar-2007)
Principal balance:	$1,952.49	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Debt Consol: only edu & car left
Purpose of loan:
This loan will be used to? pay off all my remaining credit (except for my car and my college loans). I've got myself in a great job position now which will be long term and I love what I do. I am in a great apt that is completely green so my utilities are low. I just bought some furniture and paid it off completely and I've never missed a payment on my current Prosper loan in well over 2 years.

My financial situation:
I am a good candidate for this loan because? I have a very stable financial situation and I am making a very good living doing something that I love

Monthly net income: $ 4026

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 123
??Car expenses: $368
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ min payments of nearly 500 (including original Prosper loan)
??Other expenses: I've been helping out my father with some money each month to get him back on his feet which has been eating into any additional money the past few months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$414.82

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	50%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$548,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	p2ploan-lion0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Looking to lower Interest Payments.
Purpose of loan:
This loan will be used to?pay-off higher interest rate debt.

My financial situation:is stable while working to improve.
I am a good candidate for this loan because?I have sufficient income to cover debt payments, have always paid all debts, and working to reduce debt. I have substantial assets but waiting for the economy to improve before selling.

Monthly net income: $ 14,000

Monthly expenses: $ 13,400
??Housing: $2800
??Insurance: $300
??Car expenses: $430
??Utilities: $300
??Phone, cable, internet: $120
??Food, entertainment: $680
??Clothing, household expenses $320
??Credit cards and other loans: $8300
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.29%	Starting borrower rate/APR:	12.29% / 14.43%	Starting monthly payment:	$160.09

Auction yield range:	11.29% - 11.29%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.05%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,107	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stable-bonus	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff my credit cards
Purpose of loan:
This loan will be used to payoff some credit card debt.

My financial situation:
I am a good candidate for this loan because I pay on time and I would like to pay off my loan in 3 years.

Monthly net income: $ 3032

Monthly expenses: $ 2702
??Housing: $ 1300
??Insurance: $ 26
??Car expenses: $ 362
??Utilities: $ 82
??Phone, cable, internet: $ 106
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 26
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 8	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	27	Length of status:	2y 10m
Amount delinquent:	$113	Revolving credit balance:	$31,539	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	transparency-serenity	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
EXPANDING BUSINESS
Purpose of loan:
This loan will be used to expand business

My financial situation:
I am a good candidate for this loan because steady income for 2+ years

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 568????
??Insurance:? 0
??Car expenses: $ 100
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 600
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433579
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$94.50

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	132%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	47	Length of status:	11y 9m
Amount delinquent:	$610	Revolving credit balance:	$23,414	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	funds-doctor7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying off My Last Student Loan"
Purpose of loan:
This loan will be used to? to pay off some of my high interes Student Loans?that haunt me on a month to month basis.? I want to get rid this last loan payment and invest that money into a savings account, which at any time, I would have for an emergency.

My financial situation:
I am a good candidate for this loan because?I am very responsible and I do pay all my debt, all in its timely manner.? I have always strongly believed that one should always keep up?their good credit, to?be able to have open doors, in situations, like this one.?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $ 230
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433581
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1986	Debt/Income ratio:	11%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	23y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,267	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	commanding-benjamins2	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433583
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$235.94

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1977	Debt/Income ratio:	46%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Retired
Now delinquent:	0	Total credit lines:	41	Length of status:	19y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,050	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	32%
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	bonniewclass	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2009) 640-659 (Apr-2008)
Principal balance:	$1,940.57	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd Loan --Steady Income
Purpose of loan:This loan will be used to? pay off my existing prosper loan,?pay off two credit cards that have high interest rates and I also need to do a few repairs around the house.?My two credit cards that I will paying off total $100 a month plus my?exisiting prosper loan of $135 month. Which will give me even more per month. Plus I will have extra to fix my water tank. ?I have already made 16 payments on my exisiting prosper loan and I am hoping you see that I am dependable?person.? I am trying to re-build my credit by obtaining another loan with prosper.??This is why I am asking for alittle?more than before, in hopes of gradually building up my credit with prosper.?I pay all my bills on time but my credit score reflects a bankruptcy a few years back which I am trying to recover from.? I haven't missed a payment on any of my current bills, as you can see. The inquiries are recently from when my car was wrecked and I had to get another vehicle, which my insurance paid for.??

My financial situation:? I am a good candidate for this loan because?I have a steady income and I pay my bills on time each month.?My payments are and will be automatically drafted out of my checking account each month for this prosper loan.? Please consider.....I need your help and support.

Monthly net income: $ 2269.52? ($700 monthly left over after bills)

Monthly expenses: $1540.00 (including existing loan with prosper) $135.00

Housing: $ 646
Insurance: $ (car) $60.00??
?Car expenses: $???50
Utilities: $ 200.00?
?Phone, cable, internet: $ 99.00??
Food, entertainment: $ 150.00??
Clothing, household expenses $ 100
??Credit cards and other loans: $??100??
Prosper existing loan $135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433585
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	21 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	53	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$266,664	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	atlmoneyman	Borrower's state:	Georgia	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Prosper Lender Seeking New Funding
SEEKING PROSPER FUNDING BECAUSE:

I've been curious about obtaining funds here for potential re-investment for some time.? I have over $8000 in prosper loans active currently, which are generating nice returns?now.

My credit record is spotless for decades, and I've used my good credit to obtain low interest loans for many successful investments over the years.??? I have other cash avail from 401ks/IRA/home equity?as a fallback my income projections fall short moving forward--so bid with confidence.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433597
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1999	Debt/Income ratio:	18%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	0y 10m
Amount delinquent:	$370	Revolving credit balance:	$649	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	41	Homeownership:	No
Inquiries last 6m:	2
Screen name:	satisfying-payout2	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Get out of Debt
Purpose of loan:
This loan will be used to? to pay off debt

My financial situation:
I am a good candidate for this loan because? I am determined to get out of debt and would like to purchase a home soon.

Monthly net income: $ 3,200

Monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 0
??Car expenses: $ 200
??Utilities: $ 100
??Phone, cable, internet: $ 132
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433601
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2003	Debt/Income ratio:	8%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,465	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ethical-social6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Debt
Purpose of loan:
This loan will be used to? Pay off debt

My financial situation:
I am a good candidate for this loan because? I will make over $100,000 this year and with a recent promotion I will make more money next year and will have no problem paying back the loan.

Monthly net income: $ 8,500

Monthly expenses: $
??Housing: $ 560
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 142
??Food, entertainment: $?500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 10
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433609
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	12%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	5y 5m
Amount delinquent:	$50	Revolving credit balance:	$7,512	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Kyle81	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	540-559 (Aug-2008)
Principal balance:	$716.51	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Payingoff credit card
Purpose of loan:
I am finally getting back on my feet and this small amount will help me become debit free from high intrest rates?

My financial situation:
I am a good candidate for this loan because, I have been through the bad and now want to work towards becoming more stable

Monthly net income: $ 1400.00

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses:?243.00
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433611
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$443.31

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1991	Debt/Income ratio:	24%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	16 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$18,283	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	110%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	myGodisgood	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 82% )	600-619 (Latest)
Principal borrowed:	$7,800.00	< mo. late:	6 ( 18% )	500-519 (Dec-2006) 500-519 (Dec-2006) 500-519 (Nov-2006)
Principal balance:	$1,060.05	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
2ND-LOAN ***HELP ME***
Help me to consolidate?my credit cards. I have a stable income as GM for over 7years. Prosper payments were due to slow update of my new bank accounts during the quiet period. Nevertheless, it was my fault because I forgot to notify prosper early enough to make the changes. I have never been late paying anybody for the past 7 years. Please treat this as AA credit rating. MONTHLY BUDGET:prosper payment 700; Mortgage 2,184; Gas 200; Car insurance 40; Food 400; Credit cards 954; Utilities 580; Life insurance 75; Emergency savings 1,000; Installment loan 700; (Net income $7,458.30 ? $6,833.00 total exp = $625.30 surplus)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1986	Debt/Income ratio:	54%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	38	Length of status:	3y 3m
Amount delinquent:	$6,266	Revolving credit balance:	$20,365	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cause I have a Wife and Son in the Philippines that are victums of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please and out of harms way.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankruptcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again, The last time I was delinquent was 6 yrs. ago.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consolidate and pay for my wedding and have enough to bring my Wife and Son home to me as soon as possible..
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed in my name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 400 +, And now they just got hit again with 12 mountain slides covering village up to 8 ft. in mud and water with 135+ people dieing and have two more on its way there.
Thank you for your time and effort God Bless you all for helping.
I will be starting a second job soon and will be able to save once I get my feet back on track and get me out of the bind and bring my new family home? soon.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433615
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2004	Debt/Income ratio:	40%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$41	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	well-mannered-money	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a secondary car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433617
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$405.84

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1990	Debt/Income ratio:	84%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$88,345	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	growing-sales2	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing from business startup
Purpose of loan:
This loan will be used as a first step in refinancing credit card debt incurred during the business start up of Impulse Creations. The business has been profitable for several years but interest on credit cards is limiting growth. This initial loan is the first to prove myself here on Prosper and other loans will follow until all debt has been refinanced.

My financial situation:
I am a good candidate for this loan because I pay both business and personal debts on time. I have no late payments of any kind. This business debt on personal cards gives me a high debt to income ratio but the debt is actually a business expense and is paid for with business funds which are far more than sufficient. Once business debt on personal cards is removed from the equation, the debt to income ratio is excellent and would greatly improve the Prosper rating.

I have no problem meeting current or future obligations and take those obligations seriously. Creditors and my customers come first before anything else. In addition, this loan will not incur any new debt since it will be used exclusively to pay off old debt.

Monthly net income: $ 4335.00

Monthly expenses: $ 2560.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433619
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.94%	Starting borrower rate/APR:	12.94% / 15.08%	Starting monthly payment:	$841.63

Auction yield range:	4.29% - 11.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1993	Debt/Income ratio:	24%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$34,164	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	auction-floret	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
I need this money to pay off high interest credit card debt. I have a stable job with the federal government and make a little over 100,000 dollars a year. I am currently paying over 1,000 dollars per month in credit card debt and am current on all my accounts including my home mortgage. Would be interested in lowering my monthly pay out and paying my debt down over a shorter period of time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$812.97

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,369	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-path	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of Hotel
Purpose of loan:
This loan will be used
for completing a business purchase (hotel). The hotel is a 4 Star property and downpayment has already been made.

My financial situation:
I am a good candidate for this loan because
?- I have a great credit score >> 773
?- I have no existing loans (very little credit card balances which I pay off each month)
?-?I am already?in?business
?- I am very desciplined, driven, and educated (MBA in Finance & Information Systems).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433623
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1981	Debt/Income ratio:	6%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	19	Length of status:	8y 10m
Amount delinquent:	$967	Revolving credit balance:	$13,544	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	116%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wise-fervent-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
divorce consolidation
Purpose of loan:
This loan will be used to? I intend to use to money to pay off some out standing balances of debts.I went thru a protracted divorce and now am on the other side.I own my own home and want to be able to make one payment toward debt a month to speed the payoff process.

My financial situation:
I am a good candidate for this loan because I am securely employed and could easily make the payment.

Monthly net income: $ 6200

Monthly expenses: $
??Housing: $ covered by family support
??Insurance: $ covered by family support
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1985	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$114,772	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ecstatic-value4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoff
Purpose of loan:
This loan will be used to?
payoff debt????????????????????????????
My financial situation:
I am a good candidate for this loan because?
I have future income from 2008 tax return and wife has stable income????????????
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.67%	Starting borrower rate/APR:	24.67% / 28.56%	Starting monthly payment:	$39.59

Auction yield range:	8.29% - 23.67%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	7%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	46	Length of status:	2y 9m
Amount delinquent:	$18,930	Revolving credit balance:	$1,751	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	value-crusader5	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establish Prosper Credit
Purpose of loan:
This loan will be used to establish Prosper credit.? Looking to get a payment history and track record with Prosper, so that I can then hopefully consolidate debt with a second loan.? I will use these funds to pay off an existing credit card.

My financial situation:
Due to a business failure in September 2007 (when I finally through in the towel, probably long after it was done), I have a good deal of business debt as evidenced in my credit history.? I have been working hard over the past two years to pay off what I could and arrange payment plans with all creditors.? I am in the final stage of payment negotiations with my last creditor that has held out and will have stable monthly payments on all debts that fit within my income and still leave a cushion to make sure I can take care of unforeseen expenses.? As mentioned above, it is my hope to begin reestablishing credit with a small prosper loan, and then 6 months from now be able to get a larger loan and consolidate existing debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433633
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$470.05

Auction yield range:	3.29% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2001	Debt/Income ratio:	12%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,158	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rapid-nickel	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kitchen
Purpose of loan:
This loan will be used in a remodel of the Kitchen at my primary residence.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and history. I have invested in retirement and aggressive repayment of my traditional mortgage and HELOC; current market conditions have worked against my responsible financial behavior. I have a perfect repayment history and I have a steady-predictable income stream.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433635
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$544.47

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2000	Debt/Income ratio:	18%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	6y 10m
Amount delinquent:	$203	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	missile888	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debit
Purpose of loan:
This loan will be used to?
to pay off high end credit cards and get out of debt????
My financial situation:
I am a good candidate for this loan because?
Because at the rate I'm going it will take me 30 years to pay these credit cards off and I will pay them atleast 2 or 3 times over and over. I'm young and dont want to be in debt and I want to get rid of these high interest rates.
Monthly net income: $ 11000.0

Monthly expenses: $
??Housing: $ 1259.0
??Insurance: $ 100.0
??Car expenses: $ 100.0
??Utilities: $ 300.0
??Phone, cable, internet: $ 60.0
??Food, entertainment: $ 100.0
??Clothing, household expenses $ 200.0
??Credit cards and other loans: $ 1500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433637
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$102.72

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2000	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,345	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dough-aggregator	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of credit cards
Purpose of loan:
This loan will be used to? pay off credit cards

My financial situation:
I am a good candidate for this loan because? I make sure my payments are always on time.

Monthly net income: $ 1400.00

Monthly expenses: $
??Housing: $
??Insurance: $?90.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 75.00
??Food, entertainment: $?50.00
??Clothing, household expenses $
??Credit cards and other loans: $?600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433641
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$212.26

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-2007	Debt/Income ratio:	14%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$760	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Katay86	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (Sep-2008)
Principal balance:	$1,881.55	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off?and consolidate all?my debt.

My financial situation:
I am a good candidate for this loan because I always make payments on time. I have just fallen into debt due to dental bills.

Monthly net income: $
2,750

Monthly expenses: $
??Housing:?100?
??Insurance:?Auto 70.00???
? Car expenses:?Gas 80.00?
??Utilities:?0?
??Phone, cable, internet:?45.00??
??Food, entertainment:?200.00?
?Clothing, household expenses?200.00
??Credit cards and other loans:?~3,000
??Other expenses: ~1,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433647
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$178.49

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2001	Debt/Income ratio:	11%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	0
Screen name:	river355	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment
Purpose of loan:
I have had to put a?new roof on my house.??This of course was unexpected and this will take care of the bill and allow me some time to pay this back.???

My financial situation:
I am a good candidate for this loan because my debt to income is low.? I am not a fan of borrowing money.? I am a higher risk because of some bad choices I made in my college days.? All of my debt is current and repayment is all on time and this loan will be paid for on time if not early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433651
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$194.51

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1985	Debt/Income ratio:	6%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	17y 8m
Amount delinquent:	$3,871	Revolving credit balance:	$573	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$100,000+
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	coin-harbor6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Cards
Purpose of loan:
This loan will be used to get further 'breathing room', to retire other debts, and consolidate into one.

My financial situation:
I am a good candidate for this loan because?I have a lot of integrity and commitment; I've gone through divorce, took my lumps, and am rebuilding. I am committed to creditors, I'm a business and real estate attorney, and deeply understand the relationships between lender and borrower.

Monthly net income: $ 12,000

Monthly expenses: $ 4,425
??Housing: $ 2200
??Insurance: $?225
??Car expenses: $ 325
??Utilities: $ 200
??Phone, cable, internet: $?175
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $?200
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433655
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$117.37

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1999	Debt/Income ratio:	9%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	4y 8m
Amount delinquent:	$74	Revolving credit balance:	$2,609	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	prudent-agreement6	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in new Bathroom
Purpose of loan:
This loan will be used to?? Restore my bathroom.????????

My financial situation:
I am a good candidate for this loan because?? I am capable of using the funds for the above, and can surely pay the funds back in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433657
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1994	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$617	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	wise-organic-dollar	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mortgage lawyer
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1991	Debt/Income ratio:	2%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	39y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	brightest-basis-knickers	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a Car
Purpose of loan:
This loan will be used to? buy a car

My financial situation:
I am a good candidate for this loan because? I pay my bill on time

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 535
??Insurance: $ 90
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $?200
??Food, entertainment: $ 130
??Clothing, household expenses $?100
Credit cards and other loans: $ 80
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.30%	Starting monthly payment:	$49.07

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1977	Debt/Income ratio:	48%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	59	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,051	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	first-exponential-truth	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
correct plumbing issues
Purpose of loan:
This loan will be used to? correct bathroom plumbing issues, need to replace all facuets and stool, plus new pipes.

My financial situation:
I am a good candidate for this loan because? even though I have had issues 10 years ago, was going thru my son starting college, changing jobs after 26 years with same employer. This was a dark moment for me, filing a bankruptcy made me feel like I stole from someone, I had never been late or missed a payment in my life till I filed. I do realize I had paid enough high interest on those accounts to more than double thier money, but I had trouble overcoming that feeling. I am honest, hard working, intelligent person, trying to overcome obstacles and stay on a good path. Thank you for your faith in me and helping me out on this problem.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433665
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$232.50

Auction yield range:	4.29% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	43	Length of status:	16y 10m
Amount delinquent:	$0	Revolving credit balance:	$74,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	light52	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	760-779 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	740-759 (Oct-2007)
Principal balance:	$4,428.24	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Second Prosper Loan - Student Loan
Purpose of loan:
If funded this loan will be used to help my daughter return to school.? She has three young sons and would like to start nursing classes in January.? She has also said she will help pay for the loan once she gets a job.

My financial situation:
My first attempt for a loan was fully funded and then cancelled by prosper because my employment status was incorrect.? I have been self-employed for 16 years.? I am sorry if my first listing mislead anyone and thank you all for bidding.? I have one prosper loan which I have paid for two years within a late payment and you can expect the same on this one if funded.? The only other?line of revolving credit I owe on is a home?equity line of credit I used to purchase lake front property?across the street from my home.?Please help me help my daughter.?

Thanks for any bids!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433675
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1988	Debt/Income ratio:	20%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$9,673	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	8
Screen name:	fameen	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	540-559 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Paying off my credit card
Purpose of loan:
This loan will be used to? pay off my credit card

My financial situation:
I am a good candidate for this loan because??I have a full time job as a Nurse supervisor at a nusing care center, I have been a nurse for 5 years.? Also I have a second job at Federal Heights care center as a RN. I have take a loan from prosper before and had no problems paying that back.

Monthly net income: $ 5000

Monthly expenses: $ 2500
??Housing: $ 1600
??Insurance: $ Husband pays
??Car expenses: $ 200
??Utilities: $ Son pays
??Phone, cable, internet: $ 100
??Food, entertainment: $ Husband pays?
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1997	Debt/Income ratio:	6%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	9y 2m
Amount delinquent:	$159	Revolving credit balance:	$775	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	cash-locomotive	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a few small loans
Purpose of loan:
This loan will be used to?pay off a few small loans I have currently and to make repairs on my van.

My financial situation:
I am a good candidate for this loan because?I have good and steady income. I am working hard to rebuild my credit and get financial security.

Monthly net income: $ 1600.00, though my girlfriend who resides with me and helps with expenses has a monthly income of $1800.00

Monthly expenses: $
??Housing: $ 903.00
??Insurance: $ 50.00
??Car expenses: $ 150.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 250.00
??Other expenses: $ 44.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$327.58

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1992	Debt/Income ratio:	7%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,808	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	coyone	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card and Car Balance
Purpose of loan:
I will be consolidating debt to a lower interest rate from a credit card and the balance owed on my car.

My financial situation:
I am a good candidate for this loan because I work in a field in which there is a strong demand. I have worked very hard to get my credit where it is today.

Thank you for time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416876
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2003	Debt/Income ratio:	6%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	codybraxton	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Payday Loan and Premed class
Purpose of loan:
This loan will be used to pay off two payday loans, a title loan, and pay for some medical school prerequisite classes. I am currently paying about $500 a month in interest to loan sharks and I need to stop. I have a great full time job and I am in a post-baccalaureate pre-medical school program at UC Berkeley. This money will remove the loan sharks from my life and help pay for the classes I need along with books.

My financial situation:
I am a good candidate for this loan because of my earning ability and my low expenses. I live with family and don't pay any rent. I also don't make a car payment and I have no credit cards. I have some school loans that add up to about $19k. $9k of which is at 2.7% fixed for 15 years and I pay them $200/month to pay it off as fast as possible.. The rest is at 8% and I don't need to make any payments on that until I finish medical school. I graduated UC Berkeley with a degree in economics. I have a great full time job that doesn't interfere with school. I work for CoStar Group as a commercial real estate consultant. I make $42,000+ bonuses and expenses.

Monthly net income: $2500

Monthly expenses: $1200
??Housing: $0
??Insurance: $200
??Car expenses: $100
??Utilities: $0
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Student Loans: $100
Title Loan and Payday Loans: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 418656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$113.03

Auction yield range:	11.29% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,351	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	onachain	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff High-Interest Credit Cards
Purpose of loan:
This loan will be used to payoff some high-interest credit cards. I have a number of cards I've used for my business to cover printing expenses for my clients. But American Express dropped my credit line from 13k to 3k and I needed to cover the bills on a few of my personal cards that have rates between 16%-29% Hopefully I will be able to obtain a loan for less then the current rates i'm paying. I'm also a lender on prosper and I have been for about 2 years.

My financial situation:
I am a good candidate for this loan because I have a number of reliable clients that I consult for on a weekly basis on-site doing advertising creative and layout, design and production for major agencies in the chicago area. I also have additional cash flow from 2 rental properties I own. $700 a month from one and $1500 a month from the other.

Monthly net income: $11000

Monthly expenses: $
??Housing: $ 3460.00
??Insurance: $ 1038.27
??Car expenses: $ 205.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 155.35
??Food, entertainment: $ 275.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 563.00 (Minimum Payments)
??Other expenses: $ 570.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$164.35

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	15%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,908	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	robbyog	Borrower's state:	California	Borrower's group:	Home of 2nd Chances
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	27 ( 90% )	680-699 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	3 ( 10% )	660-679 (Jul-2009) 660-679 (Oct-2008) 660-679 (Jul-2008) 640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Pay off federal taxes
Purpose of loan:
This loan will be used to pay off a? $4000.00 Federal Tax balance which is accruing a compounded daily interest

My financial situation:
I am a good candidate for this loan because I have had 2 previous loans with Prosper and successfully paid them off. Monthly net income: $ 6800.00

Monthly expenses: $
??Housing: $3568.00
??Insurance: $ 152.00
??Car expenses: $ 670.00
??Utilities: $ 35.00
??Phone, cable, internet: $ company pays
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 120.00
??Credit cards and other loans: $ 651.00
??Other expenses: $ (IRS) 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,457	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dollar-sorcerer3	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for CFA Exam and tuition
Purpose of loan:
This loan will be used to pay for Chartered Financial Analyst Exam(http://www.cfainstitute.org/cfaprog/register/fees.html)?and buy study materials.
I am graduating in May 2010 and CFA level I designation could improve my chances to land a well-paying job.

My financial situation:
I am a good candidate for this loan because I am always paying my bills on time.

Monthly net income: $
Part time job: 500 + Allowance:$5000

Monthly expenses: $
??Housing: 600$
??Insurance: 50$
??Car expenses:?50$?
??Utilities: 0$
??Phone, cable, internet: 60$
??Food, entertainment: 800$
??Clothing, household expenses 100$
??Credit cards and other loans: 100$
??Other expenses: 3000$
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$471.94

Auction yield range:	17.29% - 17.30%	Estimated loss impact:	25.96%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1989	Debt/Income ratio:	118%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$49,294	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	kind-clean-hope	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
STEPPINGTORECREATE
Purpose of loan:
This loan will be used to pay off some credit card debts that?I have incurred while walking through the experience of becoming?an unmarried father over the last two years.

My financial situation:
I am a good candidate for this loan because I am trustworthy.?Eighteen months ago I became a father,?an unmarried father, who has gone through incredible lengths to make the relationship work with my son's mother, which?exists with a doubt of the continuance of the relationship.?Now, I'm at a place where I need pay off some debts to avoid a financial demise.

I work as a guest teacher (substitute teacher) in San Francisco public schools, and I work over 90% of the 180 day school year. This job is steady and as well I plan to secure additional employment to supplement my income.

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 600
??Insurance: $
??Car expenses: $ 200
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2001	Debt/Income ratio:	6%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$346	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	balance-base	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off home repairs
Purpose of loan:
This loan will be used to? Pay off certain bills acquired unexpectaedly for home repairs

My financial situation:
I am a good candidate for this loan because?I pay?my bills in a timely manner?

Monthly net income: $ 2720

Monthly expenses: $?
??Housing: $ 971
??Insurance: $ 52
??Car expenses: $ 0
??Utilities: $ 78?- 80
??Phone, cable, internet: $ 86.00
??Food, entertainment: $?100.00
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 25.00 min payment
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 5m
Amount delinquent:	$0	Revolving credit balance:	$58,626	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	KTMae	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	700-719 (Apr-2008) 540-559 (Dec-2007)
Principal balance:	$1,943.24	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Energy Efficiency
Purpose of loan:
This loan is for improving the energy efficiency of my business.

My financial situation:
My income fluctuates seasonally.
Monthly net income: $ 4500.00

Monthly expenses: $
Housing: $ 1922
Insurance: $79
Car expenses: $90?
Utilities: $ 300?
Phone, cable, internet: $ 127Food, entertainment: $ 450?
Clothing, household expenses $ 50
Credit cards and other loans: $ 177
Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2002	Debt/Income ratio:	11%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,914	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	0
Screen name:	intuitive-transaction1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs
Purpose of loan:
This loan will be used to complete?household repairs (new waterheater, new windows, and a few other minor issues)?

My financial situation:? Good.? Got in over my head with credit cards a few years ago?and have been digging myself out of that hole for the past 4 years.?Currently only have one credit card (from a clothing store)?with a balance of around $2000, but all others have been paid off.?

Monthly net income: $2300

Monthly expenses: $
??Housing: $250
??Insurance: $110?
??Car expenses: $0
??Utilities: $0 (included in rent)
??Phone, cable, internet: $90
??Food, entertainment: $200
??Clothing, household expenses $100 or less
??Credit cards and other loans: $300
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1977	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	40	Length of status:	1y 1m
Amount delinquent:	$5,062	Revolving credit balance:	$4,032	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	37	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bonus-mulberry	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Operating Capitol Cash
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	28.49% / 31.11%	Starting monthly payment:	$62.44

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2004	Debt/Income ratio:	12%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$4,432	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	chime110	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of my credit card
Purpose of loan:
This loan will be used to pay off the rest of a credit card.?

My financial situation:
I am a good candidate for this loan because I know?I will pay it on time. I want to pay this before its due date and i can pay the Loan off by the end of this month.?

Monthly net income: $5,000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 200
??Car expenses: $ 240
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$98.13

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1986	Debt/Income ratio:	78%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,185	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	persistent-reward9	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taxes
Purpose of loan:
This loan will be used to? Pay my property Taxes

My financial situation:
I am a good candidate for this loan because?I have a great credit history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1999	Debt/Income ratio:	39%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,521	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	red-listing-nest	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy a car for children shelter
Purpose of loan:
This loan will be used to? buy a car for a shelter that I have just started ..New Breath..shelter in St Louis Mo.The shelter is for newborns to 13 year old who have are being placed in foster care or they are in a dangerous situation also for mothers who choose to leave the children there.The car is to transport children to doctors and othe numerous places based on the needs of the child and the social worker.

My financial situation:
I am a good candidate for this loan because? Im a honest and willing person I also have good intentions I hope that this loan will be a blessing to the children who are in need of a lot of Tlc.Im very business orientatated.Im graduate of University of Illinois at Chicago.I have no dependants.I plan to dedicate my time and life to the unfortunate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	8.29% - 12.00%	Estimated loss impact:	8.76%
Lender servicing fee:	1.00%	Estimated return:	3.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$160,048	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	fairness-farm2	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating High Interest Rates
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have a FICO score in the top 3% of all individuals, have no negative credit history, late payments, or non-payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433376
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$75.52

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2003	Debt/Income ratio:	7%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,982	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderful-balance9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Want to Consolidate Debt!
Purpose of loan:
This loan will be used to?consolidate debt by paying off a couple of credit cards

My financial situation:
I am a good candidate for this loan because? I pay my bills on time! Had a little rough patch a few years ago but have come through it with flying colors! Looking to continue on that path!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$345.51

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1986	Debt/Income ratio:	15%
Credit score:	740-759 (Oct-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dough-taco	Borrower's state:	Florida	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Relisting Repair My Credit
Purpose of loan:
This loan will be used to repair my credit.

My financial situation:
I?would like to repair my credit that was messed up from my first marriage when I decided I wanted a divorce from my ex-wife she opened charge accounts without my knowledge or?permission so currently I'm in the process of getting all the paperwork together looking over my credit report disputing what line of credit I did and didn't open due to the situation at hand I just want to get my credit corrected so I can live and move on with my new wife I'm so glad I found this site so I can hopefully get some help to this situation so that I can tell all my friends and family about Prosper which seems to be a trustworthy company with real pictures of real people who've gotten loans to help fix the situations that come along with living life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$318.08

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1994	Debt/Income ratio:	41%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,258	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	USAir_ForceAMMO	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 80% )	760-779 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	1 ( 20% )	640-659 (Sep-2007) 640-659 (Aug-2007) 600-619 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Home improvment cost Consolidation
First of all, thank you for your interest in my loan.? This would be our second Prosper loan.? The first loan was needed to pay off some credit cards before my wife and I built our house.? The loan was payed off early with NO late payments.? So we had our house built, and now we have made a few inprovements.? We would like to Consolidate the two credit cards we used for the improvements into one payment.? Again, our first loan was payed off with No late payments.

Both my wife and I work full time and together make $5,900 a month.?
We have our House payment of $1,500
Car payment $289
Truck payment $545
And the basics, cable, water, power, garbage.

Making the payments will not be a problem, if you have any further questions, i will be happy to answer them.? Thanks again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1995	Debt/Income ratio:	19%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,770	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8
Screen name:	shrubbery1	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a new car for work
Purpose of loan:
This loan will be used to?buy car to get back an forth to work?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
4000
Monthly expenses: $
??Housing: $?350
??Insurance: $ 150
??Car expenses: $ 0
??Utilities: $ 260
??Phone, cable, internet: $ 90
??Food, entertainment: $ 100
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$161.34

Auction yield range:	8.29% - 9.00%	Estimated loss impact:	8.18%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2005	Debt/Income ratio:	20%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$500	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	competent-loyalty	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards. I have one personal card with a $460.80 balance, and a credit-card leftover from a closed business with a $4,150 balance. I am currently paying a 22% interest rate on the larger balance, which I would really like to reduce! That is why I am here at Prosper.com.????

My financial situation:
I am a good candidate for this loan because I am a responsible individual.?I take your money seriously, and will make every effort to repay the funds you loan to me. I have never missed a payment on my auto loans, student loans, or other credit cards (which have all been paid off, these are the only two remaining).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433388
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.79%	Starting borrower rate/APR:	25.79% / 28.11%	Starting monthly payment:	$401.79

Auction yield range:	8.29% - 24.79%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2001	Debt/Income ratio:	30%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$10,654	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	benjamins-molecule	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off some of my debt
Purpose of loan:
This loan will be used to pay off some of my revolving balances so I can make one payment each month

My financial situation:
I am a good candidate for this loan because I have never ever been late on any payments and I have a excellent payment history but it would be easier to pay off my smaller balances and revolving debt with this loan so I can make 1 payment instead of many little payments.

Monthly net income: $ 6200

Monthly expenses: $
??Housing: $ 3600
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1988	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$463	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	self-reliant-truth	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$259.99

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2000	Debt/Income ratio:	19%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$122,963	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	robert53000	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because I have a stable high-paying job.

Monthly net income: $?6000 (Salary (5800) + Net Rental (200))

Monthly expenses: $
??Housing: $ 959 (Mortgage Payment)
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $?100 (Don't go out much)
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$496.48

Auction yield range:	17.29% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	21	Length of status:	9y 3m
Amount delinquent:	$457	Revolving credit balance:	$12,965	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	payout-arboretum	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card consolidation
Purpose of loan:
This loan will be used to?? pay my credit cards

My financial situation:
I am a good candidate for this loan because?? i know that i will be able to pay at least 700.00 a?month payment and i have been self employed for 9 years. my goal is to have this loan repayed in under 2 ?years. thank you for your help it is apperciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$331.86

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1995	Debt/Income ratio:	29%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,296	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	alyssak44	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	760-779 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	0 ( 0% )	780-799 (Jan-2008) 740-759 (May-2006)
Principal balance:	$10,687.07	1+ mo. late:	0 ( 0% )
Total payments billed:	41
Description
Homeowner Opportunity Fulfilled
This would be my third Prosper loan - I paid off the first and have paid off 60% of the second.? I wholeheartedly believe in Prosper as a great opportunity to take control of your finances and take advantage of opportunities without being subject to revolving rates on loans.? As I've stated in the previous loans, I've been positioning myself to buy my first home and the opportunity is available now.

This loan will give me cash to supplement the first time homeowner's tax credit (which can be used as a down payment now).? I am renting now with my partner but the owners are interested in a direct sale when the timing is right for us.? A Prosper loan will speed up the time frame.

I have been at my company for seven years and have absolute job security as a successful head of a nonprofit organization.? I've never missed a credit card payment, never missed a loan payment, paid off a car loan, and I pay into my retirement plan.? The loan repayment schedule is very much within my capacity.? I am a solid investment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,975.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.12%	Starting borrower rate/APR:	29.12% / 31.49%	Starting monthly payment:	$250.78

Auction yield range:	14.29% - 28.12%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1987	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$47,443	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bold-intuitive-payout	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to pay off higher interest credit card debt.

My financial situation:
I am a good candidate for this loan because I have a good credit history and have been with?my current employer for 8 years.?

Monthly net income: $1,950.00

Monthly expenses: $
??Housing: $650.00
??Insurance: $60.00
??Car expenses: $65.00
??Utilities: $125.00
??Phone, cable, internet: $150.00
??Food, entertainment: $200.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $600.00?
??Other expenses: $45.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1998	Debt/Income ratio:	68%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,627	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	truth-pole	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay of credit cards and payday advance.? I have been working to get out of debt and have stopped using credit cards, but in the last 6 months things have happened (my autistic son needed?medical items)?and I had to take out a payday advance.? I will use this loan to consolidate credit cards and pay off the pay day advances.?

My financial situation:
I am a good candidate for this loan because I work hard and have a stable job that I have been with for?6 years.? I am just doing my best to provide for my family and trying to get out of credit card debt.

Net Monthly Income:?$1600

Monthly expenses:
$Housing: $0???
Insurance:?$150???
Car expenses: $0???
Utilities: $147
Phone, cable, internet: $90?
Food, entertainment: $50??
Clothing, household expenses $25??
Credit cards and other loans: $900 ??
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1990	Debt/Income ratio:	54%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	25 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$39,691	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	travelingtam	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off VERY HIGH interest rates.? If you look at my credit report you will see I have never been late nor missed any payments.? My score is low because of my debt ratio which is partially caused by banks lowering my credit limits.? Most of the credit outstanding was due to being in a car accident 3 years ago and having no medical insurance - even though it was the other party's fault - she had no car insurance. Recently nearly all of my cards raised their interest rates to 22-29.9% interest making it much more difficult for me to pay them down.?

My financial situation:
I am a good candidate for this loan because I have never missed a payment. I take my responsibilities very seriously - and I have a steady and secure job.? I just recently bought my own home with a VA loan.? I am a single mom, VERY responsible, and also a Veteran of the United States Army.? I just need someone to give me a break so I can pay this debt off.? Thank you.

Monthly net income: $4,000+$800 in mileage reimbursements - total $4800 take home.

Monthly expenses: $
??Housing: $ 1098
??Insurance: $ 60
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2030
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.47%	Starting monthly payment:	$45.79

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1996	Debt/Income ratio:	6%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$219	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	transaction-surfer0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off student loan, buy a car....
Purpose of loan: This loan will be used to?Pay off my student loan and buy a vehicle with four-wheel drive, as the winters in where I live, never get easier and the two vehicles I have are only getting older.

My financial situation: I am a good candidate for this loan because?Not only will it allow me to pay off my student loan, purchase a vehicle, but it will most importantly, help me to build a strong credit history, as I am looking to buy a home in 5 to 7 years from now. I have taken several money management classes, and I have learned to be very good?with regards to?my finances.

Monthly net income: $10,080 ($1500 as a preschool teacher with my 10 year employer (Feather River College) and $500 to $600 a month for day-care services outside my employer, for over 5 years now.

Monthly expenses:

Housing: $450/monthly.
Insurance: $46/monthly.
Car expenses: $38/monthly average for fuel, maintenance and tire rotation.
Utilities: $42/month.
Phone, cable, Internet: $29/month.
Food, entertainment: $I60/month.
Clothing, household expenses: $10/month (I don't pay $99 for a pair of shoes, when I can buy a pair at a second hand store for $3)
Credit cards and other loans: $25/month.
Other expenses: $0.

Thank you and God Bless!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1998	Debt/Income ratio:	25%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,072	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	payout-fortress4	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off a credit card that is currently at 13.24% interest.

My financial situation: My salary is $80,409 per year (GS-12).
I am a good candidate for this loan because in February 2010, I will be moving to Iraq and my income will more than double, while my expenses will drop to almost nothing. I have never made a late payment. I want this loan in order to pay off the cards well before I deploy, rather than waiting another four months to get started paying them down.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433440
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1995	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$20,870	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hope-leader2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
Pay off high intrest debt
My financial situation:
I have a full time stable job
Monthly net income: $ 4300

Monthly expenses: $
??Housing: $???
Insurance: $
??Car expenses: $???Utilities: $?
??Phone, cable, internet: $??
Food, entertainment: $?
??Clothing, household expenses $
??Credit cards and other loans: $?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-2003	Debt/Income ratio:	9%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$68	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	commerce-enthusiast3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for Holiday Season
Purpose of loan:
This loan will be used to buy inventory for for my kiosk at the mall for the holiday season.

My financial situation:
I am a good candidate for this loan because I have an immediate realistic goal that can only be accomplished with some immediate funding.

Monthly net income: $ 5,800

Monthly expenses: $ 2500
??Housing: $ 960
??Insurance: $ 90
??Car expenses: $ 250
??Utilities: $ 70
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 472
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1985	Debt/Income ratio:	14%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$26,543	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ognom	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008)
Principal balance:	$1,633.99	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Property Tax Due
Purpose of loan:
This loan will be used pay the property taxes that are due and to finish repairs to me vehicle.

My financial situation: Like everyone else here in Michigan, things are getting tight, but we are surviving. I cannot afford to lose this house to property taxes, and could really use the help.
I am a good candidate for this loan because just look at my history here on Prosper. I will do anything to make sure I can provide for my family.

Monthly net income: $ 45,000

Monthly expenses: $
??Housing: $710
??Insurance: $150
??Car expenses: $
??Utilities: $250
??Phone, cable, internet: $200
??Food, entertainment: $400
??Clothing, household expenses $400
??Credit cards and other loans: $250
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$866.63

Auction yield range:	8.29% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$35,577	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	commerce-catalyst8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rentals From Great Homestead
Purpose of loan:
This loan will be used to invest in the purchase and rehab of rental properties for those individuals who have lost their homes to foreclosure.

My financial situation: Limited funds after returning to college
I am a good candidate for this loan because, I have a history of on-time payments, excellent credit and a willingness to succeed at any thing I attempt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433458
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 14.52%	Starting monthly payment:	$32.71

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1998	Debt/Income ratio:	7%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,852	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	damasterwc	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establishing Credit on Prosper
Purpose of loan:
This loan will be used to? establish credit on Prosper. I discovered a very, very lucrative business opportunity in Japan, and I may use prosper as a partial means of financing this venture when I decide to move forward, so I think it's wise to already be established here so people have an idea of my responsibility.

My financial situation:
I am a good candidate for this loan because?I can easily afford the payment, and I will pay directly from my checking account.

Thank you very much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$282.08

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	48%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	5y 7m
Amount delinquent:	$0	Revolving credit balance:	$32,344	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brainy-money7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards / student loan
Purpose of loan:

This loan will be used to pay off a portion of my credit cards that were used to pay for my MBA.? I work for a company that originally had a tuition reimbursement plan in place; I would charge my tuition and have it reimbursed at the end of each year.? Unfortunately, in early 2008, my company suspended the tuition reimbursement plan and I ended up incurring 45,000 in debt on my credit cards.I have paid off about 25,000 of this debt so far.? Several of the cards have interest rates that are at 15.99% and these are the cards I am targeting. I am hopeful that my company will bring back the plan and I will be able to pay off the loan early.? I have been unable to secure student loan refinancing due to tuition being paid on credit cards...

My financial situation:
I am a good candidate for this loan because I am currently paying about 850.00 a month to my bills which is about 200.00 more than the minimum.? This loan would just allow a greater portion of the payment to go to the principal balance.? I currently earn 80,000 a year and my wife makes just under 50,000 (household income of 138,000).? I am a responsible person and have never been late on any of my obligations.? My credit score is a 744 and used to be much higher prior to several companies reducing my credit limits due to high revolving balances.

Thank you for your time and consideration!
Chris
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1978	Debt/Income ratio:	26%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	41	Length of status:	13y 4m
Amount delinquent:	$5,222	Revolving credit balance:	$278	Occupation:	Teacher
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	point-zeus	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a Roof Over My Head
Purpose of loan:
This loan will be used to? replace my current roof and install a metal one instead.

My financial situation:
I am a good candidate for this loan because?I am an honest, hard working person that needs just a little help.?

Monthly net income: $3000

Monthly expenses: $
??Housing: $ 485
??Insurance: $82
??Car expenses: $220?
??Utilities: $ 50
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$907.45

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1990	Debt/Income ratio:	66%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$47,991	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sophisticated-pound	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consold. deceased spouse health deb
Purpose of loan:
This loan will be used to? get rid of medical debt accrued when deceased spouse was under insured and after using up all savings put his bills on credit cards to ensure he got treatment.

My financial situation:
I am a good candidate for this loan because? I pulled all my IRA's used every dollar of savings to help my spouse gain medical treatment.?? The debt I have started with paying medical bills for my now deceased spouse who was underinsured.? Having to be his care taker and working in my field of accounting I faced a lay off in March of 2008 and accepted a job an administrative job to make sure I had a job.? I am lucky to have a job and am seeking employment back in my field.? It has been very hard due to the state of the economy.? I still have many resumes and if I were to secure a job in my field would double my income.? I am hopeful and will continue to persue higher employment.? For now I have not been able to make any headway on this debt for the interest rate and dollars of payment are out the roof.? I have maintained my life as it is without major purchases since March of 2008.? I am looking forward to the future that I will be free from this debt.? Thank you so much in letting me tell my life circumstance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.69%	Starting borrower rate/APR:	8.69% / 9.03%	Starting monthly payment:	$31.66

Auction yield range:	3.29% - 7.69%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$50,070	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	prudent-gain7	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Loan with Prosper
Purpose of loan:
This loan will be used to get to know the Prosper community.? I am new to Prosper and would like to learn how the process and website work from both the borrower side and lender side and that is why the loan amount is so low. You are guaranteed to receive on time payments as I will leave the funds in my Prosper account so that the loan can repay itself leaving only the interest for me to pay??.a price well worth the knowledge gained in my eyes.?

My financial situation:
I am?an excellent?candidate for this loan because I have never missed a payment on any debt in my life.? I have completely paid off both of my cars, pay my credit cards in full every month and only carry mortgage debt.??The revolving debt shown in my "Borrower's Credit Profile" listed above is due to a $50,000 HELOC and?is NOT credit card debt.? I can only assume that the same $50,000 HELOC was used in calculating my bankcard percentage.??

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1975	Debt/Income ratio:	32%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	39	Length of status:	39y 5m
Amount delinquent:	$6,540	Revolving credit balance:	$4,321	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	social-charmer4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repair
Purpose of loan:This loan will be used to?do some needed repairs on my vehicle.
My financial situation:I am a good candidate for this loan because? I pay my bills on time.? My credit score is low because I decided to pay negotiated settlements on my credit cards instead of filing bankruptcy.??

Monthly net income: $ 4200.00????

Monthly expenses: $
??Housing: $ 1234.00
??Insurance: $ 175.00
??Car expenses: $?936.00
??Utilities: $?315.00????
??Phone, cable, internet: $ 250.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$291.23

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	25.97%
Lender servicing fee:	1.00%	Estimated return:	-8.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1982	Debt/Income ratio:	40%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	26y 3m
Amount delinquent:	$0	Revolving credit balance:	$26,604	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	volcano7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt and pay fo
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433484
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2004	Debt/Income ratio:	42%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,470	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Swordsman596	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	4 ( 27% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	11 ( 73% )	640-659 (Jul-2009) 640-659 (Jun-2008)
Principal balance:	$2,620.56	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Striving Student to consolidate!
Purpose of loan:
This loan will go to consolidate about $2,000 worth of debt on three accounts with an average APR of about 20%.? One of these accounts is a line of credit with my bank which is already closed, and I would just like to have it gone for good.? One of these accounts is a gas card with a ridiculous APR of 29.9%, which I would like nothing better than to get rid of completely.? The final account is my only credit card, which is the only account I intend to keep open.? I use it to consolidate a few of my regular bills (i.e. car insurance, cell phone) for easier payment at the end of the month.? The only reason it has much of a balance on it is because I had to spend about 700 dollars on vehicle maintenance all at once, and I wish also to have that paid down.

My financial situation:
I would like to address the E rating that Prosper has given me first of all, so PLEASE READ THIS!? As you can see on my payment history, most of my payments were made past the due date.? This is true only because my pay schedule and financial commitments do not facilitate my having the amount needed in my account right on the day of all the time.? Very often, the money comes in within the first several days after my bill is due.? Prosper has no penalty, financial or otherwise, for paying your loan late if the payment is made within 14 days of the due date, and as you can see, I have made EVERY SINGLE payment within those 14 days or before the due date, and will always make the payments on time :-)

I am a good candidate for this loan because I have a steady job which pays me adequately, works seamlessly with my busy college schedule, and finally allows me access to extra hours in case I need to earn some extra cash during a particularly costly month.

I would also like to point out that I have paid off a full third of my total debt since the beginning of 2009, and that my fico score has gone up thirty points as well.? I am a responsible hard working student who gets everything paid for, one way or another.

Monthly net income: $1,800

Monthly expenses: $
??Housing: $0
??Insurance: $90
??Car expenses: $120 (gas)
??Utilities: $0
??Phone, cable, internet: $80
??Food, entertainment: $60
??Clothing, household expenses $0
??Credit cards and other loans: $700
??Other expenses: $variable - school expenses (supplies, textbooks, etc etc)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433488
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,225	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dime-guitar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help One who Helps Many!!
Purpose of loan:
This loan will be used to purchase new fitness equipment to fill my new 1500 sq ft private fitness studio as well as to pay for some basic marketing.

My financial situation:
I am a good candidate for this loan because my business currently pulls in $4,000+ Monthly.? When I open my studio I will be able to take in more clients and double my income.? I have a solid background in marketing and as such I run a very successful fitness business with a targeted niche for those who want to lose weight.? I can back the pay back of this loan by offering a lender the option to be paid back in Personal Training Sessions at my studio.

Monthly net income: $ 4,000

Monthly expenses: $ 2,000
??Housing: $ 200.00(We own our home and pay only space rent)
??Insurance: $144.00
??Car expenses: $262.00
??Utilities: $ (Included in rent)
??Phone, cable, internet: $100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 600
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433490
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,250.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$888.91

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	19	Length of status:	26y 6m
Amount delinquent:	$687	Revolving credit balance:	$548	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Reliable_Guy	Borrower's state:	California	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	720-739 (Latest)
Principal borrowed:	$17,500.00	< mo. late:	0 ( 0% )	780-799 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
PAY OFF MY HOME BY 2012 @ 18%
I WANT TO PAY OFF MY HOME NOW WITH A 3 YEAR LOAN FROM PROSPER INSTEAD OF 22 MORE YEARS OF PAYMENTS & REPLACE my house payment of $1710 with a Prosper loan at 15% for about $850 per months for 3 years, instead of $1710 for the rest of my life!? This is my second Proper loan request.? The first loan funded in 2007 for $17500. ?I am 61 & self employed 27 years. After 20 years of being successful in the bakery and then tobacco business it was hard to give up on a ?lame horse? after a long winning streak. We refinanced our home to save our Tobacco Business, which was devastated by new tobacco taxes & anti smoking campaigns. 2 yrs later, Prosper helped me reclaim my assets, and grow my consignment & Ebay business. I can end my mortgage in 2012 with Prosper investor help. I have $130,000 saved. My mortgage is VPR at 16.1% max rate & is now at 10.1%. Payment is $1710.00 / $180 per mo is principle. ?I owe $150,000 & am $20,000 short of paying it off. ?Net income: $ 2000 to $4000 + seasonal ?extraordinary months. Rental Prop income: ?$1250 monthly w/ lease, VA disability incomeTotal mo Income: $ 3732 averaged out ? last 6 mo sans Holidays.
Mortgage: $1710.00 replaced by 3 yr Prosper pymt of $850.?????????????? ???????????????????????????????????????????????Taxes and insurance: $300
Phone: $133.50 includes business cable internet ?connection
Gas Co: $ 85.00
Electricity & Water: $ 250.00
Car Loan and Operating Expenses: $ 300.00 gasoline - ?business van paid in full
Food: $ 290.00 and?Clothing, expenses. $ 100.00
Credit cards, loans : $ 0
Other: $ 150.00
-----------------------
TOTAL MONTHLY EXPENSES : $2459 VS. $3732 INCOME ?w/PROSPER LOAN PAYMENTSThank you for reading my request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433492
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$184.90

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	18 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$29,688	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	rec552	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 96% )	640-659 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	1 ( 4% )	640-659 (Sep-2009) 660-679 (Nov-2007)
Principal balance:	$4,032.92	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
A Sincere and determined Family
Purpose of loan:We?re a sincere and determined in our approach for this loan because I?ve worked for others for over 30 years and now I?m asking for support from the Prosper community. This loan will be used to increase our inventory for our online book selling business. We have good momentum and our sales are increasing as our titles in stock increases. We're a listed Seller on Amazon, Abebooks and Alibris and eBay. It's seven days a week and is growing but it's the opportunity to boost our sales that?s so important. My financial situation:We are a good candidate for this loan because we have just the normal expenses. My wife has a full time domestic service business and we have specific cash reserves as we grow this business. Our business is very liquid with the turnover of the books increasing the book inventory substantially will increase sales and cash flow. Thank you for the consideration. Main billsTotal Bills $4525Current net income $4900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1993	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	3	Total credit lines:	37	Length of status:	0y 2m
Amount delinquent:	$27,545	Revolving credit balance:	$72,626	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	magical-trade9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
StartUp Investment Company
Purpose of loan:
My partners and I are a startup hedge fund with a track record seeking funding for legal formation of the corporation as well as marketing. Further details of the investment strategy can be discussed in private.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433496
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1991	Debt/Income ratio:	19%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,537	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	best-loyalty-tamer	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying
Purpose of loan:
This loan will be used to make the down payment on my wedding location and the wedding rings

My financial situation:
I am a good candidate for this loan because I have paid all bills?on time without missing one?for the past 4-5 years

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1858
??Insurance: $ 202
??Car expenses: $ 50
??Utilities: $ 75
??Phone, cable, internet: $ 190
??Food, entertainment: $ 200
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433504
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$259.13

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1996	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,983	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	penny-doughnut	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Computer, Printer, Office Furniture
Purpose of loan:
This loan will be used to?purchase Computer, Printer & Office Furniture, so I can?pursue work as an?independent Contractor.?

My financial situation:
I am a good candidate for this loan because I have never been late on any bills and have a very good credit rating. I have rented the same home for 5 years and have never been late on my rent payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433508
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$285.78

Auction yield range:	17.29% - 26.00%	Estimated loss impact:	19.50%
Lender servicing fee:	1.00%	Estimated return:	6.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$3,790	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payout-gazelle9	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Personal Use"
Purpose of loan:
This loan will be used to? (for personal use)

My financial situation:
I am a good candidate for this loan because? I am a student, my parents send me 3,800 every month for rent, and other expenses and this income will continue until I graduate from college, so every month I have a decent amount left from this "salary" to pay for this loan.

Monthly net income: $ 3,800

Monthly expenses: $
??Housing: $ 890 ????
??Insurance: $
??Car expenses: $ 750
??Utilities: $ 120 ????
??Phone, cable, internet: $ 140
??Food, entertainment: $ 800
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$254.09

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1995	Debt/Income ratio:	39%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	22y 1m
Amount delinquent:	$580	Revolving credit balance:	$3,169	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	order-harbor	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High interes loans
Purpose of loan:
This loan will be used to pay off high?interest loans and credit cards?

My financial situation:
I am a good candidate for this loan because I have steady income.? I've work on my job for 22 years

Monthly net income: $ 850.00

Monthly expenses: $
??Housing: $340.00
??Insurance: $ 289,99
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $ 69.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $549.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2004	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	0y 6m
Amount delinquent:	$1,813	Revolving credit balance:	$1,137	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	RealtyRehab	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I will perform!!
Purpose of loan:
This loan is for the purppose of financing a beautiful honey moon in Bora Bora!!

My financial situation:

I have a net cashflow of 3,500 per month after all my exspenses. The loan amount im requesting is well within my income range and I will most likely pay this loan off in less than 3 months! We just paid for the entire wedding which costed us over $18,000 and I would like to give prosper members the chance to finance the honeymoon trip we have planned.

If you have any questions please do not hesitate to ask. I will gladly respond quickly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 24.98%	Starting monthly payment:	$37.76

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1996	Debt/Income ratio:	13%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	4y 11m
Amount delinquent:	$119	Revolving credit balance:	$0	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hope-scout3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
car repairs to classic car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433522
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$81.78

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1984	Debt/Income ratio:	32%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$75,758	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-igniter532	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-719 (Latest)
Principal borrowed:	$21,000.00	< mo. late:	0 ( 0% )	720-739 (Sep-2008)
Principal balance:	$14,898.07	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to repair my automobile.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time and I will be thankful if you could help me out this time around.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	13.02%	Starting borrower rate/APR:	14.02% / 16.42%	Starting monthly payment:	$51.28

Auction yield range:	4.29% - 13.02%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	10.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1993	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,532	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	kind-ideal-leverage	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transition Period to New Job
Purpose of loan:
This loan will be used to pay both my rent and health insurance for the month of December. I was laid off from my job due to state budget cuts to the private organization I worked for. I have a degree in Information Systems from a well known University and have almost two years of full time work experience (part of school program). I'm in a transition phase to a new job that I will be starting in the near future. It will take several weeks after I start in order to receive my first paycheck. Due to being a recent college graduate and having very little notice to being laid off I simply do not have the funds to cover my rent and health insurance for the upcoming month.

My financial situation:
I am a good candidate for this loan because I have never missed a credit card payment in the 2 years of regular use of a credit card and have no other loan obligations. I have a good work ethic and have a strong desire to succeed. I never thought that I'd be applying for a loan and asking for help but I simply don't have any other options. I plan to fully pay off the loan by February 31, 2010 so it's very short term. Also, If I received the necessary funding, a year from now I'd like to invest in this site as a lendor so others may benefit who have been in similar situations.

Thank you for taking the time to consider my application.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.25%	Starting borrower rate/APR:	32.25% / 34.66%	Starting monthly payment:	$109.23

Auction yield range:	11.29% - 31.25%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1989	Debt/Income ratio:	46%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	9y 0m
Amount delinquent:	$120	Revolving credit balance:	$24,982	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-kinetic-exchange	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff small bills
Purpose of loan:
This loan will be used to? To payoff small credit card bills along with lingering medical bills that don't seem to go away.?

My financial situation:
I am a good candidate for this loan because? I have a stable full time job plus I am current with my major loans, house & equity.? I do consider myself good with money but currently have some medical debt that I would like to clear up.??Have always picked up?extra part time jobs?such has pizza delivery to help pay bills. ?

Monthly net income: $?3300

Monthly expenses: $?3650
??Housing: $ 1800
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $?250
??Phone, cable, internet: $ 100
??Food, entertainment: $?400 (food)
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $?1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.04%	Starting borrower rate/APR:	12.04% / 12.39%	Starting monthly payment:	$515.12

Auction yield range:	3.29% - 11.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1989	Debt/Income ratio:	9%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$742	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	progressive-marketplace	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Update Kitchen
Purpose of loan:
This loan will be used to?
Update Kitchen, new cabinets, countertops, sink hardware

My financial situation:
I am a good candidate for this loan because?
I would like to update my kitchen without a home equity loan or a second mortgage. When the market rebounds the kitchen renovation will increase the value of my home.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,896	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	76%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fabarg1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 5% )	680-699 (Jan-2008)
Principal balance:	$2,244.30	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Paying off existing loan/ business
Purpose of loan:
This loan will be used to help to increase my safety net while I train new agents to Prosper in my insurance agency, help recently displaced family members that are staying with me, and prepare my home for the imminent arrival of a new child.? This loan will not be lived off of but it will used to increase my savings from $6500.00 in personal savings to over $16000.00.? I need this loan to help me mentally deal with the burden I have taken on.? IT WILL BE PAID ON TIME.

My financial situation:
I am a good candidate for this loan because I have paid all of my open accounts on time since 2004. I am very proud of my accomplishments in regards to my credit and will not sacrifice that at any cost. The DQ's on my credit report are from late 2001- early 2002 when I initially became self-employed. My credit score has increased substantially in the last few years do to my being more proactive about my credit standing.? I have paid off a car loan that was opened in 2005 last year. I don't pay any of my obligations late.? My monthly income last year was about $6000.00 working only 6 days a month.? I have accounts with a couple of state agencies in my state and that is where the bulk of my client base is pulled from.? This year will be doubling my work to about 12 days a month until around early July because my wife is due around this time.? In January 08, I made $11,000 and am on pace to do that again this month. I have $850 a month in residual income which is increasing every month. This income will increase to $1250.00 in May and to $1650 in December. This loan will be paid off as soon as possible and replaced with personal income.? Thank you for your consideration, YOU WILL NOT BE DISAPPOINTED!

Monthly net income: $ 6000( based on last year, $10,000.00 a month including spouses income) ($4250 positive cash flow)

Monthly expenses: $ $2878.00
Housing: $ 1100
??Insurance: $ 200 ??? ??
??Car expenses: $ 428 car note($150 gas)
??Utilities: $0 wife pays
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 50
??Other expenses: $ 400 ???
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$166.05

Auction yield range:	4.29% - 10.99%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1990	Debt/Income ratio:	47%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	13 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,957	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	persistent-loan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards that I have closed.?

My financial situation:
I am a good candidate for this loan because my 19 years of credit history show that I am a responsible person who?have never made a single late payment.? My financial problems were?primarily?due to my generosity of helping my family and relatives.? If I'm fortunate to secure a loan, then I hope to join as a Prosper lender to help others in the future.

Monthly net income: $ 14,000

Monthly expenses:
??Housing:?
??Insurance:
??Car expenses:?
??Utilities:
??Phone, cable, internet:
??Food, entertainment:??
??Clothing, household expenses
??Credit cards and other loans:?
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$136.93

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1985	Debt/Income ratio:	22%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,942	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	openness-enlistment	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Back to school to better myself
Purpose of loan:
This loan will be used to consolidate my dept,?books and materials??for school. I am taking some courses to further my education for work and this loan will help us tremendously,

My financial situation:
I am a good candidate for this loan because my bill"s are?alway's paid on time. I?am?secure in my job and have been with the company for many year's. I also have enough capitol after my bill's to incorperate loan.

Monthly net income: $ 3,400

Monthly expenses: $
??Housing: $ 1,200????
??Insurance: $?65
??Car expenses: $?0
??Utilities: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $ 200
??Credit cards and other loans: $?75
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433544
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,350.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$119.44

Auction yield range:	6.29% - 16.00%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2006	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wealth-confidant	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
This is for finishing my education. I've held a full-time job since my sophomore year while maintaining a 3.5 GPA in computer engineering with two 15-hour semesters remaining. In addition to currently receiving a paycheck with tips from waiting tables at a fine dining restaurant, I perform computer repair and freelance programming work as well. I'm a great candidate for this loan because I've always been punctual with my payments which is reflected in my 740+ credit score. I expect to pay this in full within 6 months. This will also solidify my payment history on my credit report while improving my credit score. I desire strong credit for a mortgage in a few years.

Monthly Income:$3200
Rent:$600
Utilities:$100
Car insurance:$125
Cell:$75
Entertainment:$200
Dry Cleaning:$40
Food:$400
Savings/IRA:$1000

Net: $660
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 13.05%	Starting monthly payment:	$32.03

Auction yield range:	8.29% - 8.50%	Estimated loss impact:	6.67%
Lender servicing fee:	1.00%	Estimated return:	1.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1994	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$71,817	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	MITZI731	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,600.00	< mo. late:	0 ( 0% )	640-659 (Aug-2007)
Principal balance:	$524.20	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
maintanace on residential roof
Purpose of loan:?maintanace on residential roof

My financial situation:
I'm trying to avoid using credit cards. Loan payments made on time

Monthly net income: $ 4986.32

Monthly expenses: $
??Housing: $ 1008.00
??Insurance: $ 113.47
??Car expenses: $ 0.00
??Utilities: $ 214.63
??Phone, cable, internet: $ 42.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433550
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1976	Debt/Income ratio:	69%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	16 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	43	Length of status:	10y 3m
Amount delinquent:	$185	Revolving credit balance:	$2,730	Occupation:	Bus Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	4
Screen name:	dime-holly	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting rid of my Credit Cards
Purpose of loan:
This loan will be used to get rid of my credit cards. Paying to much on interests and multiple payments. I also want to pay this loan under 12 months instead of having to wait 36 months to pay it all of.

Credits I want to get rid of is :
Chase Credit ???? ???? ???? $1600
Washington Mutual ?? ?? $750?
HSBC ???? ???? ???? ???? ???? $450
Capitol One ???? ???? ???? ? $1000

My financial situation:
I am a good candidate for this loan because I have work for the city's school districts transportation for over 10 years and do not plan on retiring in the next 5 years.
I would like to use prosper more for future use for all my loans.
Monthly net income: $
$1600 School Transportation
$1000+ I also receive my husbands Social Security.

Monthly expenses: $
My son pays for most of the house bills.

??Insurance: $ 220
??Utilities: $ 300
??Phone, cable, internet: $ 250
??Food, entertainment: $ 300
??Credit cards and other loans: $ 500

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.99%	Starting borrower rate/APR:	11.99% / 14.12%	Starting monthly payment:	$166.05

Auction yield range:	4.29% - 10.99%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1998	Debt/Income ratio:	21%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$127,559	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	clean-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay?off high interest credit card

My financial situation:
I am a good candidate for this loan because I am a responsible borrower who have a stable?occupation?as a registered nurse and my long credit history shows that I have never missed a payment.? Your payment will be guaranteed via automatic debit from my verified checking account.

Monthly net income: $ 9100

Monthly expenses: $ 3000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	3.75%	Starting borrower rate/APR:	4.75% / 5.08%	Starting monthly payment:	$89.58

Auction yield range:	3.29% - 3.75%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	3.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-2001	Debt/Income ratio:	16%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$4,364	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	truth-comforter2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Investment
Purpose of loan:
This loan will be used to Personal Investment might be in prosper too. No need for actually at this point of time.

My financial situation:
I am a good candidate for this loan because i have a good salary and good history. I never missed a payment to any lenders.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1967	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	1	Total credit lines:	15	Length of status:	34y 10m
Amount delinquent:	$87	Revolving credit balance:	$343	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	peace-maker	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help grandaughter with college
Purpose of loan:
This loan will be used to?
Help my grandaugher with nursing school.????????
My financial situation:
I am a good candidate for this loan because? I have always paid my debts and paid them on time. I am in very good health and live on my own. I have a low debt to income ratio.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$1,016.21

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$19,984	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	merciful-auction	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory and Upgrades
Purpose of loan:
This loan will be used to? Purchase Inventory and upgrade Restaurant

My financial situation:
I am a good candidate for this loan because? I have owned succesfull Bar, Reataurant and Nightclubs in the past. Have over 30 years experience in the traDE.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433562
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1986	Debt/Income ratio:	22%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,759	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	deckim	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	600-619 (Latest)
Principal borrowed:	$8,501.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Jun-2008) 600-619 (May-2008) 600-619 (Apr-2008)
Principal balance:	$1,334.13	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Taking back my life!
Purpose of loan:

I have made 50 on time payments with prosper no lates.? Paid 1 loan off early and the 2nd is 4 months ahead.? It will be 7 as of December 1st

I am in better shape this year than I was last year, or even 3 /12 years ago?The delinquencies will drop off my record in a few more years. They were from my bankruptcy. (This I was not proud of)?

I would like to consolidate all my small credit cards. This will help raise my score & put me on the path to my A rating once again.?

I have closed a couple of my C.C. because they wanted to go up on my rate for no reason. I didn?t realize that this would affect my credit all over again.??

?I?m tired of them having the control over my credit & want to take my life back.?

This is why I?m asking for your help once again.

I am a good candidate for this loan because?Because I have never missed a prosper payment even?when I was?unemployed for over 6 months

My financial situation:? Monthly net income: $?2300.00

Monthly expenses: $ 1150.00 leaving me with 1150.00
??Housing: $ husband????
??Insurance: $ husband????
??Car expenses: $ 100.00????
??Utilities: $ husband????
??Phone, cable, internet: $ 25.00 work for company
??Food, entertainment: $ husband????
??Clothing, household expenses $ husband
??Credit cards and other loans: $?750.00/Part being my sons school payment per month
??Other expenses: $ 275.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1975	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	4	Total credit lines:	41	Length of status:	14y 2m
Amount delinquent:	$15,914	Revolving credit balance:	$5,390	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1
Screen name:	withoutdebt	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Sep-2009) 640-659 (Aug-2009) 580-599 (Jul-2008) 580-599 (Jun-2008)
Principal balance:	$2,110.77	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
REFI PROVEN BORROWER
Purpose of loan:

This loan will be used to pay off my current Prosper Loan (2300) and to pay some other credit obligations

?? My?credit score?is 60 points higher than when I got my first Prosper Loan.??I am a good candidate for this loan because..I am a good honest person who?is DETERMINED TO BE DEBT FREE.????This loan?will pay off my current Prosper loan?($2300.) and help me get caught up on some other bills. YOUR HELP WILL BE SINCERELY APPRECIATED.?
Monthly net income: $ 3500.

Monthly expenses: $ 2500.
??Housing: $ 650.
??Insurance: $260
??Car expenses: $170.Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $250
??Clothing, household expenses $135.
??Credit cards and other loans: $?550.
??Other expenses: $180.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2002	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	0y 6m
Amount delinquent:	$399	Revolving credit balance:	$2,820	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	newest-just-power	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to provide for my family
Purpose of loan:
This loan will be used for providing for my family. I have a new baby and my wife is not able to work due to medical reasons.?I just need some help for the moment to get caught up.?

My financial situation:
I am a good candidate for this loan because?i am true to my word. If i say i am going to do something, it will always be done. (paying the loan off)?

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 300
??Car expenses: $ 550
??Utilities: $ 50
??Phone, cable, internet: $ 89
??Food, entertainment: $ 400
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433582
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,650.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.75%	Starting borrower rate/APR:	18.75% / 20.97%	Starting monthly payment:	$389.04

Auction yield range:	4.29% - 17.75%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	15.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1997	Debt/Income ratio:	46%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,973	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unrivaled-generosity	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
Consolidate two high interest credit cards for a total of $7,375 making budget more affordable-cutting overall interest paid, as well as paying down some principle on other credit card debt.

My financial situation:
My credit rating speaks for itself, all debts paid on time, everytime-Want to better debt to income ratio by reducing revolving debt. Bills paid first, then entertainment. It is evident our priorities are in line, just trying to take care of past debts incurred at a time in my life where I wasn't so responsible. However, I have never been?late on what was due.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433584
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	31.50%	Starting borrower rate/APR:	32.50% / 34.92%	Starting monthly payment:	$315.59

Auction yield range:	8.29% - 31.50%	Estimated loss impact:	9.26%
Lender servicing fee:	1.00%	Estimated return:	22.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1976	Debt/Income ratio:	31%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	1	Total credit lines:	34	Length of status:	4y 10m
Amount delinquent:	$5,621	Revolving credit balance:	$4,993	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	wellingtons	Borrower's state:	Indiana	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	760-779 (Sep-2009) 760-779 (Apr-2009) 780-799 (Jun-2008)
Principal balance:	$3,141.82	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Pay off Auto Loan
Purpose of loan:
This loan will be used to liquidate a high rate?auto loan.??Liquidating the current auto? loan for a lower rate,?will make my payments more affordable, manageable?and convenient. In addition, it will be more?cost effective.

My financial situation:
I am a good candidate for this loan because?I have a?guaranteed income. In addition,?I Own and Manage an Online?Store?plus?Telephone and ?Catalog?sales?of?almost 4,000 items from Around the World. Current Minimum Annual sales approximately $10,000 -$20,000. My credit report needs to be updated to?remove an amount that is shown as?past due.?The account is not past due. Currently, all of my monthly obligations, including mortgage payments, ?are current and paid timely; none is in arrears. My credit score?will attest to that.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433586
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1993	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	9	Length of status:	4y 1m
Amount delinquent:	$1,182	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	divorcedmomof3	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College (books)
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433590
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2001	Debt/Income ratio:	52%
Credit score:	700-719 (Oct-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	38	Length of status:	2y 3m
Amount delinquent:	$309	Revolving credit balance:	$2,804	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	sincere-repayment5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and Honeymoon Funding
Purpose of loan:
This loan will be used to? pay some bills and to cover my wedding expenses.

My financial situation:
I am a good candidate for this loan because I am dependable and will pay the loan in full with my tax return and my fiance will? be assiting in paying this balance also. In addition to my regular day job I tutor in the afternoons Tue.-Thurs. to bring in extra income.? I normally work a total of 8 hours a week for $30 an hour. I split all of my monthly bills with my fiance.

Monthly net income: $ 2,500

Monthly expenses: $ 800
??Housing: $ 400
??Insurance: $ 160
??Car expenses: $?150
??Utilities: $?75
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433592
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,300.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$106.54

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1984	Debt/Income ratio:	Not calculated
Credit score:	860-879 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$225	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	direct-velocity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LAST MINUTE HOLIDAY IMPROVMENTS
Purpose of loan:
Every year right around the Holidays I enjoy sprucing up my house for company over the season. It's also great to make any minor repairs that may have become necessary over the year.

My financial situation:
I am a good candidate for this loan because?I make a fairly comfortable living, and I strive to pay my bills on?time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433594
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1998	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	4y 7m
Amount delinquent:	$476	Revolving credit balance:	$32,706	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	TrinityMutual	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	760-779 (Aug-2007) 780-799 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Home Improvement
Purpose of loan:
Hello all. I am requesting a home imporvement loan. My credit is good so you dont have to worry about me paying it back. I have excellent sources of income that are not on here, 4 properties that?I own. I have never filed for bankcruptcy and I have never even seen a debt collector or a repo man...

The loan is for a remodeling job that?I am doing on my kitchen and bath. I am so confident that I can pay it back, thats why I am asking for the loan. My property value will rise and its not that much cash to pay back. i make a lot of money in real estate and have a steady job. I know this is a great opportunity for me to finish the remodeling job and make it look amazing. This is a good way for you investors to make interest on this loan as well. This helps us all.
I thank you in Advance for you support

My financial situation:
My financial situation is very good. I have a good paying position as a Supervisor in a pharmaceutical company. I make close to 65,000 a year. I also have 4 properties that are currently all rented out and they generate almost 4000 a month. I have a 401K with about 10K and also have a savings of 6K... I can still afford to pay the loan back even if my properties become vacant..
Monthly net income: $
$3600.00 from my Job
2200.00 from my properties

Monthly expenses: $
??Housing: $ 1500.00????
??Insurance: $ 50
??Car expenses: $ 200?all for?gas and maintenance?
??Utilities: $ 100
??Phone, cable, internet: $ 100?
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ none
??Other expenses: $ 250 tuition
Total 2900.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1988	Debt/Income ratio:	42%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,147	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	RClarke72	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	47 ( 100% )	620-639 (Latest)
Principal borrowed:	$10,100.00	< mo. late:	0 ( 0% )	580-599 (Jan-2008) 620-639 (Jan-2007)
Principal balance:	$1,310.23	1+ mo. late:	0 ( 0% )
Total payments billed:	47
Description
Clearing up old credit
I am a Project Manager for a local environmental laboratory.? I am 36 years old and single (with no dependents).

A couple of years ago, my mom lost her job and needed a place to live.? Having a strong sense of family responsibility, I did not hesitate to find a new place for her, my brother, and myself to reside.? Even though she currently has a job, I had to dip into my resources to help keep the family afloat while she was unemployed.

Among the things I had to do is obtain multiple payday advances (400%+ APR).? As you well know, once you get into this?pattern of borrowing against future paychecks, it is very difficult to get out of this cycle.? My first Prosper loan a couple of years ago allowed me to get out of this cycle.? However, other high interest credit card and loan payments from this time period are still present today.

This loan would allow me to completely pay off?most of these high interest debts.

I gross approximately $4,200 monthly ($4,600 - $4,800?if you include bonuses received over a 12 month period).? After these additional debts have been paid, my budget will look like this:

Rent: $500
Car + Insurance + Gas: $600
Utilities:? $70-$100
Cell phone/Internet/Miscellaneous:? $200
Credit Cards, Student Loan,?new Prosper loan, etc.:?? $1000 (currently $1,200)
Savings:?? $200
401(k):? Automatic 5% deduction
Food:??? $300

I have had two Prosper loans in the past.? One was completely paid off and the second will be paid off within the next 6 months.? I have never had a missed payment on either of these loans?(or even a late payment for that matter).? This loan will help me to continue moving forward in a positive direction.

Thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433600
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1982	Debt/Income ratio:	17%
Credit score:	620-639 (Oct-2009)	Current / open credit lines:	26 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$189,823	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pgavin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$4,267.97	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Roof Work
Purpose of loan:
This loan will be used to repair my roof before expected heavy snow this winter.

My financial situation:
I am a good candidate for this loan because my history of paying this type of loan is good.?

Monthly net income: $ 7800

Monthly expenses: $
??Housing: $ 2700
??Insurance: $ 140
??Car expenses: $500
??Utilities: $ 600
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 2000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433606
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.04%	Starting borrower rate/APR:	11.04% / 11.39%	Starting monthly payment:	$393.09

Auction yield range:	3.29% - 10.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1992	Debt/Income ratio:	Not calculated
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$21,744	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hjscm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
I have been a lender on here for a couple of years and never thought i would have to use it.? i lost my full time job and my wife just started back to work.? so i am trying to pay off some of my credit cards so we can start over.

My financial situation:
i believe i am a good candidate cause my wife works full time, i own my house and a couple of commercial buildings and figured this would be a good place to start and see if what i was doing before actually works.

thanks for looking

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433608
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2006	Debt/Income ratio:	34%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,657	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	demon6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debts
Purpose of loan:
This loan will be used to consolidate debts by paying off high interest debts and credit card balances.

My financial situation:
I am a good candidate for this loan because I have a very good experience in the computer industry, a steady job and income. No dependents and other responsibilities. I have a very good payment history.

Monthly net income: $ 3200

Monthly expenses: $ 1350
??Housing: $ 400 (shared)
??Insurance: $ 100 (health)
??Car expenses: $ 180 (including insurance)?
??Utilities: $ 50
??Phone, cable, internet: $?20 (share with a room mate)
??Food, entertainment: $ 250
??Clothing, household expenses $?150
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433610
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1973	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	30	Length of status:	13y 4m
Amount delinquent:	$3,062	Revolving credit balance:	$205	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	53	Homeownership:	No
Inquiries last 6m:	0
Screen name:	grandma59	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2009) 640-659 (Jun-2008) 640-659 (Apr-2008) 620-639 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	7
Description
buy 0ut lease on my car
Purpose of loan:
This loan will be used to? buy out my lease on my car

My financial situation:
I am a good candidate for this loan because?i have a steady job and have paid back my previous loan?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 200.00
??Car expenses: $ 250
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433612
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1998	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$24,384	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	girlygiggles	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory For Holiday Season
Purpose of loan:
This loan will be used to? I am a Gold Merchant in the Toys/Games/Baby category on Amazon.com.? I have worked my way up in the past 3 years to the highest level of sales within Amazon.com.? I run a successful business from home, and am looking to grow my business over the holiday season.? Sales are up this year 30% for me, and I would LOVE to take this opportunity to see it flourish! In the past week, sales have exploded, and I would love the opportunity to continue with this level of sales throughout the season.? I maintain a 99% positive feedback rating. I am currently also in the process of opening an account overseas. In January I will also begin selling on Amazon.com.UK.? I am a mother to 3 beautiful daughters ages, 10, 7 & 7.? My husband is a k9 police officer with the City of Beloit Police Department.In the past year I have had 2 ribs removed due to Thoracic Outlet Syndrome, and to give you an idea of how driven I am, 2 days after both surgeries I was back to business, packaging orders!! I handle all aspects of my business on my own, inventory, packing, shipping, expenses, office supplies. You name it, I do it!!! NOTE!!! I do not cover housing, utilities, car payments from my business income. Our business account is a separate entity to our personal finances, which are covered under my husband's salary.? This is solely a business loan to create more inventory over the Holiday Season to grow my business in the coming years. Also note the majority of our finances are listed in my husband's name, therefore my credit rating may not reflect my abilities. Thank you for your consideration!!

My financial situation:
I am a good candidate for this loan because? I am a hard driven business women, with amazing customer service, communication skills, and fantastic strategic business practices. My business web address on Amazon.com is www.girlygiggles3.com

Monthly net income: $ 4,000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 50.00
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 104.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 350.00
??Other expenses: $ 350.00 Business Expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433620
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1991	Debt/Income ratio:	43%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	58	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$16,927	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	a-consummate-fairness	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying some bills
Purpose of loan:
This loan will be used to? pay a bill off

My financial situation:
I am a good candidate for this loan because? Between my husband and myself, we can pay this loan
Monthly net income: $ 4476.00

Monthly expenses: $
??Housing: $ 1560.00
??Insurance: $ 238.00
??Car expenses: $
??Utilities: $ 350.00
??Phone, cable, internet: $ 260.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $
??Credit cards and other loans: $ 800.00
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433626
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$609.73

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,556	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	blue-merciful-order	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
shipping container to reduce costs
Purpose of loan:
Our business intends to use this loan to ship a 20 foot container of supplies from Taiwan.? Currently we order these supplies from a distributor in weekly shipments.? However, if we can purchase a container of these supplies it will reduce our shipping costs as well as our inventory cost because we will be buying direct from the manufacturer.? Our business has five locations in the Twin Cities and we sell fruit and tea based beverages.?

My financial situation:
We project that the shipping container will cost us $25,000 to order including shipping cost.? We typically spend $3,000-5000 per week on our supplies, where shipping costs $350-700 on average.? Therefore if we can divert this money towards paying back our loan on this shipping container, we expect to have it paid off in two months.?
Personally, I make $3200 per month after taxes, and typically have $500-700 in disposable income.? However, I would intend to pay back this loan from the business as we would simply be taking the money that we already use to pay our vendor to repay the loan.?

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433628
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.65%	Starting borrower rate/APR:	25.65% / 27.97%	Starting monthly payment:	$200.52

Auction yield range:	11.29% - 24.65%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	27 / 23	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	46	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$208,740	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-integrity	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate high interest debt
Purpose of loan:
This loan will be used to consolidate higher interest rate balances and put into one steady monthly payment, enabling me to pay off these debts in 36 months.

My financial situation:
I have a secure position at a company I co-founded and have managed for over 3 years.? We recently added a new partner enabling me to now have a fixed, stable monthly income.? I have an excellent history of always paying my bills on time, as evidence I recently paid off my car in August of this year.? I do have a high level of debt due to recently funding my MBA program at a top 5 business school which has lowered my credit score.? I am also consolidating my school loans which will decrease my monthly expenses by over $500 beginning in January.

Monthly net income: $ 10,000

Monthly expenses: $6,123
??Housing: $ 1,265
??Insurance: $185
??Car expenses: $0
??Utilities: $205
??Phone, cable, internet: $168
??Food, entertainment: $600
??Clothing, household expenses $100
??Credit cards and school loans: $ 3,600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433632
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	22%
Credit score:	620-639 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	13	Length of status:	1y 7m
Amount delinquent:	$1,149	Revolving credit balance:	$712	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Safety-First	Borrower's state:	Texas	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 92% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 6% )	600-619 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	36
Description
Paid off one prosper loan
Purpose of loan:
This loan will be used to pay off?a business loans, tax-related debt, and a credit card.? The business was unsuccessful and now I am employed full-time in my regular occupation and working diligently to pay off debt and improve my credit.?

My financial situation:
I am a good candidate for this loan because I have already paid off one 5K prosper loan.?I have good stable?employment and I am in the process of repairing my credit.? My wife is also employed full-time and contributes to paying our regular bills. The items that will be consolidated with this loan include a $4K Tax Debt that is $300 per month and a second business loan of $4K that we took out that is also $300 per month and a small credit debt of $1K. Paying off the tax debt will save us on interest and penalties and eliminating the other debts will also help us improve our overall credit standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433634
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$588.07

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1997	Debt/Income ratio:	36%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,475	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	professional-capital8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debts.

My financial situation:
I am a good candidate for this loan because I pay my payments on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433636
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1997	Debt/Income ratio:	15%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$208	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	riveting-money	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Patent Application, Prototyping
Purpose of loan:
The loan will be used as follows:
-6000 Lawyer fees for Patent Application
-4000 Prototype completion and sample item manufacturing
-3000 Information web-site with product/contact info
-2000 Marketing material(images, logos, instructional documentation, trade show material
-5000 Order fulfillment/operating expense.? To cover the time from manufacture to receiving payment.

My financial situation:
I am a good candidate for this loan because I currently work as an Operations Manager making 60000 a year.? My product idea is not related to my profession and has no impact on my career.? While I can afford to finance my product on my own income, I need help with some upfront(big ticket) purchases.? I have 8 years of professional experience and a business degree from the UofI.

My product idea has multiple markets where it can be successful, the most lucrative of which(imo) is the promotional products industry.? This industry had 18.1 billion in total sales for 2008, according to PPA.org.? After that, there is opportunity as a children's clothing accessory item, as well an apparel item for sports fans, alumni, and holidays.? After that there is a small angle in Arts & Crafts.

I have completed the first phase of my prototype, meaning I have professionally created 3-D copies of the item, as well as 5 physical prototypes.? The items now just need some refinement to make them more user friendly.? I have also had a patent lawyer run a patentability study, and deemed it patentable.

Monthly net income: $ 60000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 110
??Car expenses: $ 30
??Utilities: $ 0
??Phone, cable, internet: $ 210
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433642
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$323.92

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1992	Debt/Income ratio:	6%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,252	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	gentle-worth7	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
700+ FICO Score - Business Capital
Purpose of loan:
This loan will be used to?

This loan will be used for business operating expenses and to reinvest back into Prosper.com (A very safe investment) to assist others as I myself would like to be helped. My company has been around since June 2007 and we have grown consistently, even in this down economy.

I also have over $12,000 in backup funding to repay this loan in case of emergency, though it is unlikely that I will need to use it.

My financial situation:
I am a good candidate for this loan because?

I have pretty good credit (700 + FICO score rating). I pay my bills on time. I am responsible with money. I am permanently employed as an analyst in a solid, growing company (even in this market) - Prior to my current job,
I owned my own trucking company for 10 years.
Please check my stats. You will find them impeccable.Thank you for your consideration.Oh, also, though it says I'm not a homeowner, I am. The house is in my wife's name and Prosper did not pick it up.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433644
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1990	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	13y 7m
Amount delinquent:	$69	Revolving credit balance:	$66,931	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	professional-worth	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off a high interest credit card

My financial situation:
I am a good candidate for this loan because? I am employed full time and make over $100,000 a year

Monthly net income: $ 6000

Monthly expenses: $ 4500
??Housing: $ 2500
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433648
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$140.23

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1990	Debt/Income ratio:	43%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	57	Length of status:	23y 0m
Amount delinquent:	$10,490	Revolving credit balance:	$16,395	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stewmary	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2009) 660-679 (Aug-2009) 660-679 (May-2008)
Principal balance:	$1,231.09	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
100% Prosper Record-Need 2nd Loan
Purpose of loan:
3 beautiful,smart girls in college, need a little help to finish paying for their year in school plus enough for small Christmas presents. In addition to my loan that has never been late my husband has a stellar Prosper record as well. He has 2 loans (loan #37361-$1075 borrowed, balance of $801 that will be paid in full on or before Oct. 2011; loan #21142-$4000 borrowed, balance of $1571 that will be paid in full on or before Oct 2010), so you can see we are very serious Prosper borrowers. Husband is a real estate agent and we did get hit hard by the downturn in the housing market but business is definitely up! He has made over $43000 so far this year with 3 contracts being negotiated, 2 pending sales to close by end of year and 12 listings on the market so we are on an upswing! In addition to his real estate job, he works part-time (5-7:30 am) at FedEx with that job bringing in $400 a month. I have over 20 years of home ownership (currently in 3d house owned) with stellar payment history until last year but as you can see from our history, no delinquencies in last 6 months. We did get behind on our mortgage but have a payment arrangement with Chase (our lender) and have 3 months in a row of on-time payments and back on track with them. We are also making in-roads on revolving debt (Belk charge of over $500 paid in full the last few months), the usage percent is also high because we cancelled 2 cards but still had small balances that are being paid off. I encourage you to bid with confidence as our record on Prosper is stellar as you can see.
Monthly net income: $ 4000
Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 160
??Car expenses: $?500
??????Utilities: $ 85
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
Clothing, household expenses $ 50
??Credit cards and other loans: $ 150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1990	Debt/Income ratio:	29%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	37	Length of status:	7y 1m
Amount delinquent:	$487	Revolving credit balance:	$5,122	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	impartial-silver	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards and Personal Loan
Purpose of loan:
We are currently trying to consolidate our credit cards?on those charging us of 25% apr. We are unable to get an equity loan on our house as there is no equity.
My financial situation:
I am an excellent candidate. I have a secure job of 7 years and the company is growing. I just received a promotion to Sr. Contracts Administrator. My husband works full time as an HVAC technicial with the same company for over 7 years and has excellent job security. We have a good history of paying our bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.17%	Starting monthly payment:	$58.81

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1991	Debt/Income ratio:	33%
Credit score:	600-619 (Oct-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	12y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,923	Occupation:	Truck Driver
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deliveryguy67	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2008) 580-599 (Jun-2008) 580-599 (May-2008) 600-619 (Apr-2008)
Principal balance:	$618.29	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
I will use this money to pay off a few high intrest loans and credit cards
My financial situation:
I am a good candidate for this loan because? hard working guy that was once down but working my way back into a better postion in life,?It has been very slow at work this summer and fall, but it is starting to get better. If given this loan i will pay back my first proper loan and then pay off my other credit cards
Monthly net income: $
2,000
Monthly expenses: $
??Housing: $ 325
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 130
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ alltogether? monthly debt is $1,500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 10.08%	Starting monthly payment:	$470.05

Auction yield range:	4.29% - 7.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	10%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	15y 2m
Amount delinquent:	$0	Revolving credit balance:	$28,491	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	smart-asset3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433656
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$725.96

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$4,877	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	elevated-durability	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433678
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1991	Debt/Income ratio:	214%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,474	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Kenga800	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Spouse To-Be
Purpose of loan:
This loan will be used to aid friend who unwittingly violated nation's travel rule.? Therefore, friend needs single penalty payment.

My financial situation:
I am a good candidate for this loan because I am a responsible individual, as evident in my current bill payments. Unlike some Americans, I own just 2 credit cards--one account is closed, and both total less than $5000.? I own my automobile free and clear, and incidentally, the make & model is VERY reliable (Toyota Corolla).? Therefore, it's rarely in the shop except for oil changes.? I am a good saver and am a trader-in-training.? Also, I ascribe to the Robert Allen "method" of seeking multiple streams of income, so I seek beyond a singular source (my job) for income, including SAFE online trading, snack vending, online marketing and lawn maintenance service.?

Besides a trade account w/ balance of $5,100, I own a conventional savings account and Ebay account also, where I have previously generated a minimum of $500 monthly over the summer.? And my "401(K)" , or TSP account is accessible in a matter of weeks, with a balance of $10,000+.
My home is a 3 bedroom, and, although I seek its residence for years to come, it is EASILY rentable, having carpeted bedrooms, a wall-unit air conditioner, newer furnace (only 3 years old) and a 2-car garage.? I tested this the past summer, late June of 2009, placing an ad for section 8 renters. The result:? 1-2 calls for rent every 3 days.?

More about my house:? has a conventional, safer 30 year mortgage with fixed rate, with a modest amount of equity (I would need to verify).
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433708
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1997	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	7	Length of status:	6y 1m
Amount delinquent:	$68	Revolving credit balance:	$997	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hope-majesty8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
for business use
Purpose of loan:
This loan will be used to? help me run my home business????

My financial situation:
I am a good candidate for this loan because? i have paid all of my bills on time for over the past 5 years

Monthly net income: $ 1,700???

Monthly expenses: $?1,190
??Housing: $ 654????
??Insurance: $ 100
??Car expenses: $ 350
??Utilities:?
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 40
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433714
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$273.03

Auction yield range:	17.29% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	20 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	41	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$233,256	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	penny-vault6	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate loans
Purpose of loan:
This loan will be used to?consolidate debt and finance?my?business?

My financial situation:
I am a good candidate for this loan because? i have never been late on an obligation?yet in my life and will not start with this loan. the loan will be used to consolidate higher rate debt and further my business.? lenders can look forward to prompt payments on this loan.

Monthly net income: $ 14750

Monthly expenses: $
??Housing: $ 1250
??Insurance: $?300
??Car expenses: $ 530
??Utilities: $200
??Phone, cable, internet: $ 250
??Food, entertainment: $ 750
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2200
??Other expenses: $ 300
Information in the Description is not verified.